            As filed with the Securities and Exchange
                 Commission on October 30, 1998

                                                 File No. 2-48227
                                                         811-2383

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                 Pre-Effective Amendment No.

              Post-Effective Amendment No. 66                   X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 44                        X

                    ALLIANCE BOND FUND, INC.

       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrants Telephone Number, including Area Code: (800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105
             (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

                                            Location in
N-1A ITEM NO.                               Prospectus
PART A                                      (Caption)

Item  1.  Cover Page. . . . . . . . . . . . Cover Page

Item  2.  Synopsis. . . . . . . . . . . . . The Funds at a Glance

Item  3.  Condensed Financial Information . Financial Highlights

Item  4.  General Description of            Description of the
          Registrant. . . . . . . . . . . . Fund; General
                                            Information

Item  5.  Management of the Fund. . . . . . Management of the
                                            Fund; General
                                            Information

Item  6.  Capital Stock and Other           Dividends,
          Securities. . . . . . . . . . . . Distributions and
                                            Taxes; General
                                            Information

Item  7.  Purchase of Securities Being      Purchase and Sale
          Offered . . . . . . . . . . . . . of Shares; General
                                            Offered

Item  8.  Redemption or Repurchase. . . . . Purchase and Sale of
                                            Shares

Item  9.  Pending Legal Proceedings . . . . Not Applicable

                                            LOCATION IN STATEMENT
                                            OF ADDITIONAL
                                            INFORMATION
PART B                                      (Caption)

Item 10.  Cover Page. . . . . . . . . . . . Cover Page

Item 11.  Table of Contents . . . . . . . . Cover Page

Item 12.  General Information . . . . . . . Description of the
                                            Fund; General
                                            Information

Item 13.  Investment Objectives and         Description of
          Policies. . . . . . . . . . . . . the Fund

Item 14.  Management of the Registrant. . . Management of the
                                            Fund

Item 15.  Control Persons and Principal     Management of the
          Holders of Securities . . . . . . Fund; General
                                            Information

Item 16.  Investment Advisory and Other     Management of the
          Services. . . . . . . . . . . . . Fund

Item 17.  Brokerage Allocation and          Portfolio
          Other Practices . . . . . . . . . Transactions

Item 18.  Capital Stock and Other
          Securities. . . . . . . . . . . .General Information

Item 19. Purchase, Redemption and Pricing Purchase, Redemption of Securities Being Offered . . . and Repurchase of
                                            Shares

Item 20.  Tax Status. . . . . . . . . . . . Dividends,
                                            Distributions and
                                            Taxes

Item 21.  Underwriters. . . . . . . . . . . General Information

Item 22.  Calculation of Performance
          Data. . . . . . . . . . . . . . . General Information

Item 23.  Financial Statements. . . . . . . Financial Statements;
                                            Report of Independent
                                            Auditors

                            THE ALLIANCE BOND FUNDS
_______________________________________________________________________________


                        C/O ALLIANCE FUND SERVICES, INC.

                  P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
                            TOLL FREE (800) 221-5672
                     FOR LITERATURE: TOLL FREE (800) 227-4618

                          PROSPECTUS AND APPLICATION


                              NOVEMBER 2, 1998


U.S. GOVERNMENT FUNDS                   GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.               -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                         GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                        -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                               GOVERNMENT FUND
-ALLIANCE LIMITED MATURITY              -ALLIANCE GLOBAL STRATEGIC
  GOVERNMENT FUND                         INCOME TRUST
MORTGAGE FUND                           CORPORATE BOND FUNDS
-ALLIANCE MORTGAGE                      -CORPORATE BOND PORTFOLIO
  SECURITIES INCOME FUND                -ALLIANCE HIGH YIELD FUND

MULTI-MARKET FUND
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST



TABLE OF CONTENTS                                 PAGE
-----------------                                 ----
The Funds at a Glance                                2
Expense Information                                  4
Financial Highlights                                 7
Glossary                                            15
Description of the Funds                            16
  Investment Objectives and Policies                16
  Additional Investment Practices                   23
  Certain Fundamental Investment Policies           35
  Risk Considerations                               36
Purchase and Sale of Shares                         41
Management of the Funds                             43
Dividends, Distributions and Taxes                  46
General Information.                                47
Appendix A: Bond Ratings                           A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                             B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Fund invests in mortgage-related securities, while the Multi-Market Fund diversifies its investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Funds invest primarily in corporate debt securities.


Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.


Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (four years of purchase for Alliance Global Strategic Income Trust and Alliance High Yield Fund) (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."


AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Alliance (R)
INVESTING WITHOUT THE MYSTERY.(SM)


(R)/(SM) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.



1

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $262 billion in assets under management as of June 30, 1998. Alliance provides investment management services to 32 of the FORTUNE 100 companies.


U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital. INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.

U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.


INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States. The Board of Directors of the Fund has approved, and recommended to shareholders for their approval, changes to the Fund's investment objective and policies. See "Description of the Funds--U.S. Government Portfolio."


LIMITED MATURITY GOVERNMENT FUND
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.


MORTGAGE FUND

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.
INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.



MULTI-MARKET FUND

MULTI-MARKET STRATEGY TRUST

SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. The Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

GLOBAL STRATEGIC INCOME TRUST
SEEKS . . . Primarily a high level of current income and secondarily capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of fixed-income securities of U.S. and non-U.S. issuers.


2


CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term; secondarily, the Fund will attempt to increase its capital through appreciation of its investments.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Dollar-denominated corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.

HIGH YIELD FUND
SEEKS . . . A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTS PRIMARILY IN . . . A diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities.

DISTRIBUTIONS . . .
The Funds intend to make monthly distributions to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate daily as the prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Some of the Funds invest in high-yield, high-risk bonds that are rated below investment grade and are considered to have predominantly speculative characteristics. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Fund and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Funds--Additional Investment Practices" and "--Risk Considerations."


GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24-HOUR INFORMATION


ALLIANCE CAPITAL (R)

(R) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3


                                   EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund and annual operating expenses for each class of shares of each Fund. For each Fund, the "Examples" below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                                 CLASS A SHARES  CLASS B SHARES(B)  CLASS B SHARES(D)  CLASS C SHARES
                                                 --------------  -----------------  -----------------  --------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.25%(a)        None               None                None
Sales charge imposed on dividend reinvestments        None          None               None                None
Deferred sales charge (as a percentage
of original purchase price or redemption
proceeds, whichever is lower)                         None         3.0% during        4.0% during         1.0% during
                                                                 the first year,    the first year,     the first year,
                                                                 decreasing 1.0%    decreasing 1.0%      0% thereafter
                                                                  annually to 0%     annually to 0%
                                                                 after the third    after the fourth
                                                                     year (c)           year (e)
Exchange fee                                          None          None               None                None



(A) REDUCED FOR LARGER PURCHASES. PURCHASES OF $1,000,000 OR MORE ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT MAY BE SUBJECT TO A 1% DEFERRED SALES CHARGE ON REDEMPTIONS WITHIN ONE YEAR OF PURCHASE. SEE "PURCHASE AND SALE OF SHARES--HOW TO BUY SHARES" --PAGE 41.


(B) FOR ALL FUNDS EXCEPT GLOBAL STRATEGIC INCOME AND HIGH YIELD.


(C) CLASS B SHARES OF EACH FUND, OTHER THAN GLOBAL STRATEGIC INCOME AND HIGH YIELD, AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE "PURCHASE AND SALE OF SHARES--HOW TO BUY SHARES" --PAGE 41.


(D) FOR GLOBAL STRATEGIC INCOME AND HIGH YIELD ONLY.


(E) SHARES OF GLOBAL STRATEGIC INCOME AND HIGH YIELD AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. SEE "PURCHASE AND SALE OF SHARES--HOW TO BUY SHARES"--PAGE 41.



                        ANNUAL OPERATING EXPENSES                                               EXAMPLES
----------------------------------------------------------------   ----------------------------------------------------------------
                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
SHORT-TERM U.S. GOVERNMENT
  Management fees(a) (after waiver)      None     None     None    After 1 year     $ 60     $ 56      $ 26       $ 36       $ 26
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years    $ 97     $ 89      $ 79       $ 79       $ 79
  Other expenses                                                   After 5 years    $137     $136      $136       $136       $136
    Interest expense                     .42%     .45%     .45%    After 10 years   $246     $254      $254       $289       $289
    Other operating expenses(a)(b)
      (after reimbursement)             1.10%    1.10%    1.10%
  Total other expenses                  1.52%    1.55%    1.55%
  Total fund operating expenses(b)(c)
    (after waiver/reimbursement)        1.82%    2.55%    2.55%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
U.S. GOVERNMENT
  Management fees                        .55%     .55%     .55%    After 1 year     $ 53     $ 48      $ 18       $ 28       $ 18
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years    $ 75     $ 65      $ 55       $ 55       $ 55
  Other expenses(b)                      .21%     .21%     .21%    After 5 years    $ 98     $ 95      $ 95       $ 95       $ 95
  Total fund operating expenses         1.06%    1.76%    1.76%    After 10 years   $166     $172      $172       $207       $207

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
LIMITED MATURITY GOVERNMENT
  Management fees                        .65%     .65%     .65%    After 1 year     $ 66     $ 62      $ 32       $ 42       $ 32
  12b-1 fees                             .30%    1.00%    1.00%    After 3 years    $114     $107      $ 97       $ 97       $ 97
  Other expenses                                                   After 5 years    $166     $164      $164       $164       $164
    Interest expense                     .76%     .75%     .76%    After 10 years   $305     $313      $313       $344       $344
    Other operating expenses(b)          .70%     .74%     .72%
  Total other expenses                  1.46%    1.49%    1.48%
  Total fund operating expenses(d)       2.41%    3.14%    3.13%



PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


4



                        ANNUAL OPERATING EXPENSES                                               EXAMPLES
----------------------------------------------------------------   ----------------------------------------------------------------
                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
MORTGAGE SECURITIES INCOME
  Management fees                        .52%      .52%     .52%   After 1 year     $ 56     $ 52      $ 22       $ 32       $ 22
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $ 85     $ 77      $ 67       $ 66       $ 66
  Other expenses                                                   After 5 years    $116     $115      $115       $114       $114
    Interest expense                     .34%      .36%     .35%   After 10 years   $204     $212      $212       $245       $245
    Other operating expenses(b)          .25%      .26%     .25%
  Total other expenses                   .59%      .62%     .60%
  Total fund operating expenses(e)      1.41%     2.14%    2.12%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
MULTI-MARKET STRATEGY
  Management fees                        .60%      .60%     .60%   After 1 year     $ 58     $ 53      $ 23       $ 33       $ 23
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $ 90     $ 82      $ 72       $ 71       $ 71
  Other expenses                                                   After 5 years    $125     $123      $123       $122       $122
    Other operating expenses(d)          .68%      .69%     .68%   After 10 years   $222     $228      $228       $262       $262
  Total other expenses
  Total fund operating expenses(d)      1.58%     2.29%    2.28%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
NORTH AMERICAN GOVERNMENT INCOME
  Management fees(f)                     .73%      .73%     .73%   After 1 year     $ 63     $ 59      $ 29       $ 39      $ 29
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $107     $ 99      $ 89       $ 88      $ 88
  Other expenses                                                   After 5 years    $153     $151      $151       $150      $150
    Interest expense                     .77%      .77%     .77%   After 10 years   $280     $286      $286       $318      $318
    Other operating expenses(b)          .35%      .36%     .35%
  Total other expenses                  1.12%     1.13%    1.12%
  Total fund operating expenses(g)      2.15%     2.86%    2.85%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
GLOBAL DOLLAR GOVERNMENT
  Management fees                        .75%      .75%     .75%   After 1 year     $ 57     $ 53      $ 23       $ 32       $ 22
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $ 87     $ 79      $ 69       $ 69       $ 69
  Other expenses(b)                      .43%      .47%     .44%   After 5 years    $120     $119      $119       $117       $117
  Total fund operating                                             After 10 years   $212     $220      $220       $252       $252
    expenses                            1.48%     2.22%    2.19%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
GLOBAL STRATEGIC INCOME
  Management fees(h)(after waiver)      None      None     None    After 1 year     $ 61     $ 66      $ 26       $ 37       $ 26
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $100     $101      $ 81       $ 81       $ 81
  Other expenses(b)(h)                                             After 5 years    $141     $138      $138       $138       $138
    (after reimbursement)               1.60%     1.60%    1.60%   After 10 years   $255     $261      $261       $293       $293
  Total fund operating expenses(h)
    (after waiver/reimbursement)        1.90%     2.60%    2.60%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
CORPORATE BOND
  Management fees                        .55%      .55%     .55%   After 1 year     $ 53     $ 48      $ 18       $ 28       $ 18
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $ 74     $ 65      $ 55       $ 55       $ 55
  Other expenses(b)                      .20%      .20%     .20%   After 5 years    $ 98     $ 95      $ 95       $ 95       $ 95
  Total fund operating                                             After 10 years   $165     $171      $171       $206       $206
    expenses                            1.05%     1.75%    1.75%

                                       CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
                                       -------  -------  -------                  -------  --------  ---------  --------  ---------
HIGH YIELD
  Management fees                        .75%      .75%     .75%   After 1 year     $ 56     $ 62      $ 22       $ 32       $ 22
  12b-1 fees                             .30%     1.00%    1.00%   After 3 years    $ 86     $ 87      $ 67       $ 67       $ 67
  Other expenses(b)(i)                                             After 5 years    $117     $114      $114       $114       $114
  (after reimbursement)                  .38%      .38%     .38%   After 10 years   $207     $228      $228       $246       $246
  Total fund operating expenses(i)
    (after reimbursement)               1.43%     2.13%    2.13%



PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


5


+    ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN
YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

++   ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD
TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).


(A) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES WOULD HAVE BEEN 1.97% FOR CLASS A, 2.09% FOR CLASS B AND 2.04% FOR CLASS C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.82% FOR CLASS A, 3.64% FOR CLASS B AND 3.59% FOR CLASS C.

(B) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE. THE EXPENSES SHOWN REFLECT THE APPLICATION OF CREDITS THAT REDUCE FUND EXPENSES.


(C) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.40%, FOR CLASS B, 2.10%, AND FOR CLASS C, 2.10%.

(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.65%, FOR CLASS B, 2.39%, AND FOR CLASS C, 2.37%.

(E) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.07%, FOR CLASS B, 1.78%, AND FOR CLASS C, 1.77%.


(F)  REPRESENTS .65 OF 1% OF THE FUND'S AVERAGE DAILY ADJUSTED TOTAL NET
ASSETS.

(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.38%, FOR CLASS B, 2.09%, AND FOR CLASS C, 2.08%.

(H) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENT. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 3.01% FOR CLASS A, 3.01% FOR CLASS B, AND 3.02% FOR CLASS C, AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 4.06% FOR CLASS A, 4.76% FOR CLASS B, AND 4.77% FOR CLASS C.

(I) NET OF EXPENSE REIMBURSEMENTS. ABSENT SUCH REIMBURSEMENTS, OTHER EXPENSES WOULD HAVE BEEN .41% FOR CLASS A, .41% FOR CLASS B, AND .41% FOR CLASS C; AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 1.46% FOR CLASS A, 2.16% FOR CLASS B, AND 2.16% FOR CLASS C.




The purpose of the tables on pages 4, 5 and 6 is to assist the investor in understanding the various costs and expenses that shareholders of a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT, "interest expense" represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See "Description of Funds--Risk Considerations--Effects of Borrowing." Excluding interest expense, total fund operating expenses of each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT would be lower (see notes (b), (c), (d), (e), (g),
(h) and (i) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL RETURNS WILL VARY.



6


FINANCIAL HIGHLIGHTS

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables relating to SHORT-TERM U.S. GOVERNMENT has been audited by PricewaterhouseCoopers LLP, the independent accountants for the Fund, and the information in the tables relating to U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD has been audited by Ernst & Young LLP, the independent auditors for these Funds. A report of PricewaterhouseCoopers LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


7



                                    NET                              NET              NET
                                   ASSET                        REALIZED AND       INCREASE
                                   VALUE                          UNREALIZED     (DECREASE) IN     DIVIDENDS FROM    DISTRIBUTIONS
                               BEGINNING OF  NET INVESTMENT    GAIN (LOSS) ON   NET ASSET VALUE    NET INVESTMENT       FROM NET
FISCAL YEAR OR PERIOD             PERIOD      INCOME (LOSS)      INVESTMENTS    FROM OPERATIONS        INCOME        REALIZED GAINS
---------------------         -------------  --------------  -----------------  ---------------   ---------------   ---------------
SHORT-TERM U.S. GOVERNMENT#
CLASS A
Year Ended 8/31/98                  $ 9.63         $ .49(h)          $(.11)            $ .38             $(.50)            $0.00
Year Ended 8/31/97                    9.66           .47(h)            .03               .50              (.46)             0.00
Year Ended 8/31/96                    9.70           .47              (.02)              .45              (.49)             0.00
Year Ended 8/31/95                    9.67           .42               .05               .47              (.41)             0.00
Period Ended 8/31/94**                9.77           .14              (.09)              .05              (.12)             0.00
Year Ended 4/30/94                   10.22           .35              (.29)              .06              (.42)             0.00
5/4/92+ to 4/30/93                   10.00           .46               .34               .80              (.46)             (.12)

CLASS B
Year Ended 8/31/98                  $ 9.74         $ .42(h)          $(.08)            $ .34             $(.43)            $0.00
Year Ended 8/31/97                    9.77           .41(h)            .02               .43              (.39)             0.00
Year Ended 8/31/96                    9.81           .41              (.03)              .38              (.42)             0.00
Year Ended 8/31/95                    9.78           .36               .04               .40              (.34)             0.00
Period Ended 8/31/94**                9.88           .10              (.07)              .03              (.11)             0.00
Year Ended 4/30/94                   10.31           .40              (.39)              .01              (.35)             0.00
5/4/92+ to 4/30/93                   10.00           .38               .33               .71              (.38)             (.02)

CLASS C
Year Ended 8/31/98                  $ 9.73         $ .42(h)          $(.08)            $ .34             $(.43)            $0.00
Year Ended 8/31/97                    9.76           .41(h)            .02               .43              (.39)             0.00
Year Ended 8/31/96                    9.80           .40              (.02)              .38              (.42)             0.00
Year Ended 8/31/95                    9.77           .34               .06               .40              (.34)             0.00
Period Ended 8/31/94**                9.87           .10              (.07)              .03              (.11)             0.00
8/2/93++ to 4/30/94                  10.34           .26              (.42)             (.16)             (.25)             0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/98                  $ 7.41         $ .54(h)          $ .18             $ .72             $(.54)            $0.00
Year Ended 6/30/97                    7.52           .57(h)           (.10)              .47              (.57)             0.00
Year Ended 6/30/96                    7.96           .58              (.44)              .14              (.58)             0.00
Year Ended 6/30/95                    7.84           .64               .13               .77              (.65)             0.00
Year Ended 6/30/94                    8.64           .65              (.80)             (.15)             (.65)             0.00
Year Ended 6/30/93                    8.34           .69               .29               .98              (.68)             0.00
Year Ended 6/30/92                    8.01           .70               .35              1.05              (.72)             0.00
Year Ended 6/30/91                    8.14           .81              (.11)              .70              (.83)             0.00
Year Ended 6/30/90                    8.49           .86              (.38)              .48              (.83)             0.00
Year Ended 6/30/89                    8.51           .89              (.03)              .86              (.88)             0.00

CLASS B
Year Ended 6/30/98                  $ 7.41         $ .48(h)          $ .18             $ .66             $(.48)            $0.00
Year Ended 6/30/97                    7.52           .52(h)           (.10)              .42              (.52)             0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.84           .58               .13               .71              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.80)             (.21)             (.59)             0.00
Year Ended 6/30/93                    8.34           .62               .30               .92              (.62)             0.00
9/30/91++ to 6/30/92                  8.25           .49               .09               .58              (.49)             0.00

CLASS C
Year Ended 6/30/98                  $ 7.41         $ .48(h)          $ .18             $ .66             $(.48)            $0.00
Year Ended 6/30/97                    7.52           .52(h)           (.10)              .42              (.52)             0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.83           .58               .14               .72              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.81)             (.22)             (.59)             0.00
5/3/93++ to 6/30/93                   8.56           .10               .08               .18              (.10)             0.00

LIMITED MATURITY GOVERNMENT
CLASS A
12/1/97 to 5/31/98                  $ 9.44         $ .25(h)          $ .01             $ .26             $(.27)            $0.00
Year Ended 11/30/97                   9.45           .51(h)            .02               .53              (.52)             0.00
Year Ended 11/30/96                   9.52           .51(h)           (.04)              .47              (.51)             0.00
Year Ended 11/30/95                   9.51           .52(h)            .02               .54              (.50)             0.00
Year Ended 11/30/94                   9.94           .42              (.32)              .10              (.48)             (.01)
Year Ended 11/30/93                   9.84           .57               .11               .68              (.58)             0.00
6/1/92+ to 11/30/92                  10.00           .35              (.17)              .18              (.34)             0.00

CLASS B
12/1/97 to 5/31/98                  $ 9.44         $ .21(h)          $ .03             $ .24             $(.24)            $0.00
Year Ended 11/30/97                   9.45           .45(h)            .01               .46              (.45)             0.00
Year Ended 11/30/96                   9.52           .44(h)           (.04)              .40              (.44)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .39              (.35)              .04              (.42)             (.01)
Year Ended 11/30/93                   9.84           .49               .12               .61              (.51)             0.00
6/1/92+ to 11/30/92                  10.00           .31              (.17)              .14              (.30)             0.00

CLASS C
12/1/97 to 5/31/98                  $ 9.44         $ .21(h)          $ .03             $ .24             $(.24)            $0.00
Year Ended 11/30/97                   9.45           .45(h)            .01               .46              (.45)             0.00
Year Ended 11/30/96                   9.52           .45(h)           (.05)              .40              (.45)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .37              (.33)              .04              (.42)             (.01)
5/3/93++ to 11/30/93                  9.98           .27              (.03)              .24              (.28)             0.00



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


8




 DISTRIBUTIONS                                                   TOTAL       NET ASSETS                 RATIO OF NET
   IN EXCESS                        TOTAL                      INVESTMENT     AT END OF       RATIO      INVESTMENT
    OF NET         RETURN        DIVIDENDS      NET ASSET        RETURN        PERIOD     OF EXPENSES    INCOME (LOSS)    PORTFOLIO
   INVESTMENT        OF             AND         VALUE END    BASED ON NET      (000'S     TO AVERAGE      TO AVERAGE      TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD    ASSET VALUE (B)  OMITTED)     NET ASSETS     NET ASSETS        RATE
 -------------   ----------   --------------   ----------   ---------------  ----------   -----------   --------------   ----------
     $0.00          $(.03)         $(.53)        $ 9.48           4.04%      $  5,535           1.83%(i)       5.00%           206%
      0.00           (.07)          (.53)          9.63           5.29          3,901           1.41(d)(e)     4.90             65
      0.00           0.00           (.49)          9.66           4.71          3,455           1.53(d)(e)     4.85            110
      (.03)          0.00           (.44)          9.70           5.14          2,997           1.40(d)        4.56             15
      (.03)(a)       0.00           (.15)(c)       9.67            .53          2,272           1.40*(d)       3.98*           144
      (.09)(a)       0.00           (.51)(c)       9.77            .52          2,003           1.27(d)        4.41             55
      0.00           0.00           (.58)(c)      10.22           8.20          6,081           1.00*(d)       4.38*           294

     $0.00          $(.03)         $(.46)        $ 9.62           3.52%      $ 10,827           2.56%(i)       4.49%           206%
      0.00           (.07)          (.46)          9.74           4.45          6,458           2.11(d)(e)     4.13             65
      0.00           0.00           (.42)          9.77           3.89          6,781           2.23(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.81           4.32          6,380           2.10(d)        3.82             15
      (.02)(a)       0.00           (.13)(c)       9.78            .28          6,281           2.10*(d)       3.22*           144
      (.09)(a)       0.00           (.44)(c)       9.88            .03          7,184           2.05(d)        3.12             55
      0.00           0.00           (.40)(c)      10.31           7.22          1,292           1.75*(d)       3.36*           294

     $0.00          $(.03)         $(.46)        $ 9.61           3.53%       $ 5,074           2.56%(i)       4.48%           206%
      0.00           (.07)          (.46)          9.73           4.45          5,012           2.11(d)(e)     4.15             65
      0.00           0.00           (.42)          9.76           3.90          4,850           2.22(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.80           4.33          5,180           2.10(d)        3.80             15
      (.02)(a)       0.00           (.13)(c)       9.77            .28          7,128           2.10*(d)       3.26*           144
      (.06)(a)       0.00           (.31)(c)       9.87          (1.56)         8,763           2.10*(d)       2.60*            55

     $0.00          $(.02)         $(.56)        $ 7.57          10.02%      $352,749           1.06%          7.08%           153%
      0.00           (.01)          (.58)          7.41           6.49        354,782           1.02           7.66            330
      0.00           0.00           (.58)          7.52           1.74        397,894           1.01           7.38            334
      0.00           0.00           (.65)          7.96          10.37        463,660           1.01           8.27            190
      0.00           0.00           (.65)          7.84          (1.93)       482,595           1.02           7.76            188
      0.00           0.00           (.68)          8.64          12.23        527,968           1.10           8.04            386
      0.00           0.00           (.72)          8.34          13.52        492,448           1.12           8.43            418
      0.00           0.00           (.83)          8.01           8.97        491,910           1.07          10.02            402
      0.00           0.00           (.83)          8.14           5.99        510,675           1.09          10.35            455
      0.00           0.00           (.88)          8.49          10.87        532,525           1.11          10.70            148

     $0.00          $(.02)         $(.50)        $ 7.57           9.20%      $390,523           1.76%          6.37%           153%
      0.00           (.01)          (.53)          7.41           5.69        471,889           1.73           6.95            330
      0.00           0.00           (.52)          7.52           1.01        628,628           1.72           6.67            334
      0.00           0.00           (.59)          7.96           9.52        774,097           1.72           7.57            190
      0.00           0.00           (.59)          7.84          (2.63)       756,282           1.72           7.04            188
      0.00           0.00           (.62)          8.64          11.45        552,471           1.81           7.25            386
      0.00           0.00           (.49)          8.34           6.95         32,227           1.80*          7.40*           418

     $0.00          $(.02)         $(.50)        $ 7.57           9.21%      $114,392           1.76%          6.38%           153%
      0.00           (.01)          (.53)          7.41           5.69        115,607           1.72           6.96            330
      0.00           0.00           (.52)          7.52           1.01        166,075           1.71           6.68            334
      0.00           0.00           (.59)          7.96           9.67        181,948           1.71           7.59            190
      0.00           0.00           (.59)          7.83          (2.75)       231,859           1.70           6.97            188
      0.00           0.00           (.10)          8.64           2.12         67,757           1.80*          6.00*           386

     $0.00          $0.00          $(.27)        $ 9.43           2.78%      $ 17,154           2.79%(e)*      5.21%*          176%
      0.00           (.02)          (.54)          9.44           5.79         16,197           2.41(e)        5.52            249
      0.00           (.03)          (.54)          9.45           5.11         16,248           2.22(e)        5.44            159
      0.00           (.03)          (.53)          9.52           5.91         27,887           2.14(e)        5.53            293
      0.00           (.04)          (.53)          9.51           1.03         43,173           1.34(e)        4.78            375
      0.00           0.00           (.58)          9.94           7.02         59,215           1.54(e)        5.66            499
      0.00           0.00           (.34)          9.84           1.84         24,186           1.44*(d)(e)    6.58*(d)        101

     $0.00          $0.00          $(.24)        $ 9.44           2.52%      $ 32,294           3.47%(e)*      4.49%*          176%
      0.00           (.02)          (.47)          9.44           5.04         33,613           3.14(e)        4.80            249
      0.00           (.03)          (.47)          9.45           4.36         50,386           2.94(e)        4.73            159
      0.00           (.03)          (.47)          9.52           5.05         84,362           2.85(e)        4.83            293
      0.00           (.03)          (.46)          9.52            .42        136,458           2.08(e)        4.12            375
      0.00           0.00           (.51)          9.94           6.27        168,157           2.26(e)        4.98            499
      0.00           0.00           (.30)          9.84           1.50        149,188           2.13*(d)(e)    6.01*(d)        101

     $0.00          $0.00          $(.24)        $ 9.44           2.53%      $ 24,022           3.45%(e)*      4.50%*          176%
      0.00           (.02)          (.47)          9.44           5.05         28,738           3.13(e)        4.82            249
      0.00           (.02)          (.47)          9.45           4.38         43,457           2.92(e)        4.75            159
      0.00           (.03)          (.47)          9.52           5.06         68,459           2.85(e)        4.84            293
      0.00           (.03)          (.46)          9.52            .42        141,838           2.04(e)        4.10            375
      0.00           0.00           (.28)          9.94           2.40        228,703           1.74*(e)       3.70*           499



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


9



                                    NET                              NET              NET
                                   ASSET                        REALIZED AND       INCREASE
                                   VALUE                          UNREALIZED     (DECREASE) IN     DIVIDENDS FROM    DISTRIBUTIONS
                               BEGINNING OF  NET INVESTMENT    GAIN (LOSS) ON   NET ASSET VALUE    NET INVESTMENT       FROM NET
FISCAL YEAR OR PERIOD             PERIOD      INCOME (LOSS)      INVESTMENTS    FROM OPERATIONS        INCOME        REALIZED GAINS
---------------------         -------------  --------------  -----------------  ---------------   ---------------   ---------------
MORTGAGE SECURITIES INCOME
CLASS A
1/1/98 to 6/30/98                    $ 8.63         $ .26(h)         $  .02            $  .28            $ (.28)           $ 0.00
Year Ended 12/31/97                    8.51           .54(h)            .15               .69              (.54)             0.00
Year Ended 12/31/96                    8.75           .54(h)           (.19)              .35              (.51)             0.00
Year Ended 12/31/95                    8.13           .57(h)            .64              1.21              (.57)             0.00
Year Ended 12/31/94                    9.29           .57             (1.13)             (.56)             (.58)             0.00
Year Ended 12/31/93                    9.08           .67               .23               .90              (.67)             0.00
Year Ended 12/31/92                    9.21           .77              (.09)              .68              (.81)             0.00
Year Ended 12/31/91                    8.79           .88               .41              1.29              (.87)             0.00
Year Ended 12/31/90                    8.76           .87               .03               .90              (.87)             0.00
Year Ended 12/31/89                    8.81           .97              (.05)              .92              (.97)             0.00
Year Ended 12/31/88                    9.03           .99              (.23)              .76              (.98)             0.00

CLASS B
1/1/98 to 6/30/98                    $ 8.63         $ .23(h)         $  .02            $  .25            $ (.25)           $ 0.00
Year Ended 12/31/97                    8.51           .48(h)            .15               .63              (.48)             0.00
Year Ended 12/31/96                    8.75           .48(h)           (.19)              .29              (.46)             0.00
Year Ended 12/31/95                    8.13           .51(h)            .64              1.15              (.51)             0.00
Year Ended 12/31/94                    9.29           .51             (1.14)             (.63)             (.51)             0.00
Year Ended 12/31/93                    9.08           .61               .22               .83              (.60)             0.00
1/30/92++ to 12/31/92                  9.16           .68              (.08)              .60              (.68)             0.00

CLASS C
1/1/98 to 6/30/98                    $ 8.63         $ .23(h)         $  .02            $  .25            $ (.25)           $ 0.00
Year Ended 12/31/97                    8.51           .48(h)            .15               .63              (.48)             0.00
Year Ended 12/31/96                    8.75           .48(h)           (.19)              .29              (.46)             0.00
Year Ended 12/31/95                    8.13           .51(h)            .64              1.15              (.51)             0.00
Year Ended 12/31/94                    9.29           .51             (1.14)             (.63)             (.51)             0.00
5/3/93++ to 12/31/93                   9.30           .40              0.00               .40              (.40)             0.00

MULTI-MARKET STRATEGY
CLASS A
11/1/97 to 4/30/98                   $ 7.11         $ .23(h)         $  .04            $  .27            $ (.59)           $ 0.00
Year Ended 10/31/97                    7.23           .47(h)            .08               .55              (.47)             0.00
Year Ended 10/31/96                    6.83           .59(h)            .48              1.07              (.67)             0.00
Year Ended 10/31/95                    8.04           .77(h)          (1.31)             (.54)             0.00              0.00
Year Ended 10/31/94                    8.94           .85             (1.08)             (.23)             (.09)             0.00
Year Ended 10/31/93                    8.85          1.02              (.26)              .76              (.67)             0.00
Year Ended 10/31/92                    9.91          1.00             (1.23)             (.23)             (.81)             (.02)
5/29/91+ to 10/28/91                  10.00           .42              (.09)              .33              (.42)             0.00

CLASS B
11/1/97 to 4/30/98                   $ 7.11         $ .18(h)         $  .07            $  .25            $ (.56)           $ 0.00
Year Ended 10/31/97                    7.23           .42(h)            .06               .48              (.42)             0.00
Year Ended 10/31/96                    6.83           .53(h)            .47              1.00              (.60)             0.00
Year Ended 10/31/95                    8.04           .44(h)          (1.05)             (.61)             0.00              0.00
Year Ended 10/31/94                    8.94           .88             (1.18)             (.30)             (.08)             0.00
Year Ended 10/31/93                    8.85           .92              (.22)              .70              (.61)             0.00
Year Ended 10/31/92                    9.91          1.04             (1.34)             (.30)             (.74)             (.02)
5/29/91+ to 10/28/91                  10.00           .39              (.09)              .30              (.39)             0.00

CLASS C
11/1/97 to 4/30/98                   $ 7.11         $ .20(h)         $  .05            $  .25            $ (.56)           $ 0.00
Year Ended 10/31/97                    7.23           .42(h)            .07               .49              (.42)             0.00
Year Ended 10/31/96                    6.83           .54(h)            .47              1.01              (.61)             0.00
Year Ended 10/31/95                    8.04           .44(h)          (1.04)             (.60)             0.00              0.00
Year Ended 10/31/94                    8.94           .46              (.75)             (.29)             (.09)             0.00
5/3/93++ to 10/31/93                   8.76           .32               .16               .48              (.30)             0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
12/1/97 to 5/31/98                   $ 8.02         $ .44(h)        $  (.11)           $  .33            $ (.48)           $ 0.00
Year Ended 11/30/97                    8.01          1.03(h)           (.05)              .98              (.97)             0.00
Year Ended 11/30/96                    6.75          1.09(h)           1.14              2.23              (.75)             0.00
Year Ended 11/30/95                    8.13          1.18(h)          (1.59)             (.41)             0.00              0.00
Year Ended 11/30/94                   10.35          1.02             (2.12)            (1.10)             (.91)             0.00
Year Ended 11/30/93                    9.70          1.09               .66              1.75             (1.09)             (.01)
3/27/92+ to 11/30/92                  10.00           .69              (.31)              .38              (.68)             0.00

CLASS B
12/1/97 to 5/31/98                   $ 8.02         $ .41(h)        $  (.10)           $  .31            $ (.45)           $ 0.00
Year Ended 11/30/97                    8.01           .98(h)           (.07)              .91              (.90)             0.00
Year Ended 11/30/96                    6.75          1.04(h)           1.12              2.16              (.69)             0.00
Year Ended 11/30/95                    8.13          1.13(h)          (1.61)             (.48)             0.00              0.00
Year Ended 11/30/94                   10.35           .96             (2.13)            (1.17)             (.84)             0.00
Year Ended 11/30/93                    9.70          1.01               .67              1.68             (1.02)             (.01)
3/27/92+ to 11/30/92                  10.00           .64              (.31)              .33              (.63)             0.00

CLASS C
12/1/97 to 5/31/98                   $ 8.02         $ .41(h)        $  (.10)           $  .31            $ (.45)           $ 0.00
Year Ended 11/30/97                    8.01           .98(h)           (.07)              .91              (.90)             0.00
Year Ended 11/30/96                    6.75          1.05(h)           1.11              2.16              (.69)             0.00
Year Ended 11/30/95                    8.13          1.13(h)          (1.61)             (.48)             0.00              0.00
Year Ended 11/30/94                   10.34           .96             (2.12)            (1.16)             (.84)             0.00
5/3/93++ to 11/30/93                  10.04           .58               .30               .88              (.58)             0.00



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


10



 DISTRIBUTIONS                                                   TOTAL       NET ASSETS                 RATIO OF NET
   IN EXCESS                        TOTAL                      INVESTMENT     AT END OF       RATIO      INVESTMENT
    OF NET         RETURN        DIVIDENDS      NET ASSET        RETURN        PERIOD     OF EXPENSES    INCOME (LOSS)    PORTFOLIO
   INVESTMENT        OF             AND         VALUE END    BASED ON NET      (000'S     TO AVERAGE      TO AVERAGE      TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD    ASSET VALUE (B)  OMITTED)     NET ASSETS     NET ASSETS        RATE
 -------------   ----------   --------------   ----------   ---------------  ----------   -----------   --------------   ----------
    $ 0.00         $ 0.00         $ (.28)        $ 8.63           3.32%    $  367,230           1.90%(e)*      6.18%*           86%
      (.03)          0.00           (.57)          8.63           8.04        372,494           1.41(e)        6.30            184
      0.00           (.08)          (.59)          8.51           4.23        412,899           1.68(e)        6.38            208
      0.00           (.02)          (.59)          8.75          15.34        502,390           1.66(e)        6.77            285
      0.00           (.02)          (.60)          8.13          (6.14)       553,889           1.29(e)        6.77            438
      (.02)          0.00           (.69)          9.29          10.14        848,069           1.00           7.20            622
      0.00           0.00           (.81)          9.08           7.73        789,898           1.18           8.56            555
      0.00           0.00           (.87)          9.21          15.44        544,171           1.16           9.92            439
      0.00           0.00           (.87)          8.79          11.01        495,353           1.12          10.09            393
      0.00           0.00           (.97)          8.76          10.98        556,077           1.13          11.03            328
      0.00           0.00           (.98)          8.81           8.64        619,572           1.11          10.80            239

    $ 0.00         $ 0.00         $ (.25)        $ 8.63           2.94%    $  263,783           2.59%(e)*      5.45%*           86%
      (.03)          0.00           (.51)          8.63           7.60        323,916           2.14(e)        5.60            184
      0.00           (.07)          (.53)          8.51           3.46        477,196           2.37(e)        5.66            208
      0.00           (.02)          (.53)          8.75          14.48        737,593           2.37(e)        6.06            285
      0.00           (.02)          (.53)          8.13          (6.84)       921,418           2.00(e)        6.05            438
      (.02)          0.00           (.62)          9.29           9.38      1,454,303           1.70           6.47            622
      0.00           0.00           (.68)          9.08           7.81      1,153,957           1.67*          5.92*           555

    $ 0.00         $ 0.00         $ (.25)        $ 8.63           2.94%    $   26,044           2.59%(e)*      5.47%*           86%
      (.03)          0.00           (.51)          8.63           7.60         27,859           2.12(e)        5.61            184
      0.00           (.07)          (.53)          8.51           3.46         35,355           2.38(e)        5.67            208
      0.00           (.02)          (.53)          8.75          14.46         45,558           2.35(e)        6.07            285
      0.00           (.02)          (.53)          8.13          (6.84)        58,338           1.97(e)        6.06            438
      (.01)          0.00           (.41)          9.29           4.34         91,724           1.67*          5.92*           622

    $ 0.00         $ 0.00         $ (.59)        $ 6.79           4.00%    $  100,629           1.69%*         6.55%*           12%
      (.20)          0.00           (.67)          7.11           7.82         96,133           1.58(i)        6.50            173
      0.00           0.00           (.67)          7.23          16.37         68,776           1.64(f)        8.40            215
      0.00           (.67)          (.67)          6.83          (6.47)        76,837           1.60(f)        8.56            400
      0.00           (.58)          (.67)          8.04          (2.64)        52,385           1.41(f)        7.17            605
      0.00           0.00           (.67)          8.94           9.01         82,977           1.94(f)        9.17(g)         200
      0.00           0.00           (.83)          8.85          (2.80)       141,526           2.53(f)       10.58(g)         239
      0.00           0.00           (.42)          9.91           3.68        143,594           2.81*(f)      10.17*(g)        121

    $ 0.00         $ 0.00         $ (.56)        $ 6.80           3.69%    $    9,948           2.37%*         5.67%*           12%
      (.18)          0.00           (.60)          7.11           6.90         29,949           2.29(i)        5.79            173
      0.00           0.00           (.60)          7.23          15.35         88,427           2.35(f)        7.69            215
      0.00           (.60)          (.60)          6.83          (7.31)       116,551           2.29(f)        7.53            400
      0.00           (.52)          (.60)          8.04          (3.35)       233,896           2.11(f)        6.44            605
      0.00           0.00           (.61)          8.94           8.25        431,186           2.64(f)        8.46(g)         200
      0.00           0.00           (.76)          8.85          (3.51)       701,465           3.24(f)        9.83(g)         239
      0.00           0.00           (.39)          9.91           3.36        662,981           3.53*(f)       9.40*(g)        121

    $ 0.00         $ 0.00         $ (.56)        $ 6.80           3.70%    $      848           2.37%*         5.80%*           12%
      (.19)          0.00           (.61)          7.11           6.92          1,203           2.28(i)        5.80            173
      0.00           0.00           (.61)          7.23          15.36          1,076           2.34(f)        7.62            215
      0.00           (.61)          (.61)          6.83          (7.29)           786           2.29(f)        7.55            400
      0.00           (.52)          (.61)          8.04          (3.34)         1,252           2.08(f)        6.10            605
      0.00           0.00           (.30)          8.94           5.54            718           2.44*(f)       7.17*(g)        200

    $ 0.00         $ 0.00         $ (.48)        $ 7.87           4.20%    $  719,954           1.99%(f)*     10.93%*          128%
      0.00           0.00           (.97)          8.02          12.85        511,749           2.15(f)       12.78            118
      0.00           (.22)          (.97)          8.01          35.22        385,784           2.34(f)       14.82            166
      0.00           (.97)          (.97)          6.75          (3.59)       252,608           2.62(f)       18.09            180
      0.00           (.21)         (1.12)          8.13         (11.32)       303,538           1.70(f)       11.22            131
      0.00           0.00          (1.10)         10.35          18.99        268,233           1.61(f)       10.77            254
      0.00           0.00           (.68)          9.70           3.49         61,702           2.45*(d)(f)   10.93*            86

    $ 0.00         $ 0.00         $ (.45)        $ 7.88           3.88%    $1,401,892           2.71%(f)*     10.26%*          128%
      0.00           0.00           (.90)          8.02          11.88      1,378,407           2.86(f)       12.15            118
      0.00           (.21)          (.90)          8.01          33.96      1,329,719           3.05(f)       14.20            166
      0.00           (.90)          (.90)          6.75          (4.63)     1,123,074           3.33(f)       17.31            180
      0.00           (.21)         (1.05)          8.13         (11.89)     1,639,602           2.41(f)       10.53            131
      0.00           0.00          (1.03)         10.35          18.15      1,313,591           2.31(f)       10.01            254
      0.00           0.00           (.63)          9.70           3.30        216,317           3.13*(d)(f)   10.16*            86

    $ 0.00         $ 0.00         $ (.45)        $ 7.88           3.88%    $  292,894           2.70%(f)*     10.27%*          128%
      0.00           0.00           (.90)          8.02          11.88        283,483           2.85(f)       12.14            118
      0.00           (.21)          (.90)          8.01          33.96        250,676           3.04(f)       14.22            166
      0.00           (.90)          (.90)          6.75          (4.63)       219,009           3.33(f)       17.32            180
      0.00           (.21)         (1.05)          8.13         (11.89)       369,714           2.39(f)       10.46            131
      0.00           0.00           (.58)         10.34           9.00        310,230           2.21*(f)       9.74*           254



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


11



                                    NET                              NET              NET
                                   ASSET                        REALIZED AND       INCREASE
                                   VALUE                          UNREALIZED     (DECREASE) IN     DIVIDENDS FROM    DISTRIBUTIONS
                               BEGINNING OF  NET INVESTMENT    GAIN (LOSS) ON   NET ASSET VALUE    NET INVESTMENT       FROM NET
FISCAL YEAR OR PERIOD             PERIOD      INCOME (LOSS)      INVESTMENTS    FROM OPERATIONS        INCOME        REALIZED GAINS
---------------------         -------------  --------------  -----------------  ---------------   ---------------   ---------------
GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/98                  $10.64         $ .73(h)          $(4.03)           $(3.30)           $(.73)           $(1.37)
Year Ended 8/31/97                   10.01           .88(h)            1.85              2.73             (.95)            (1.15)
Year Ended 8/31/96                    8.02           .84               2.10              2.94             (.95)             0.00
Year Ended 8/31/95                    9.14           .86              (1.10)             (.24)            (.88)             0.00
2/25/94+ to 8/31/94                  10.00           .45               (.86)             (.41)            (.45)             0.00

CLASS B
Year Ended 8/31/98                  $10.64         $ .67(h)          $(4.05)           $(3.38)           $(.67)           $(1.36)
Year Ended 8/31/97                   10.01           .81(h)            1.84              2.65             (.87)            (1.15)
Year Ended 8/31/96                    8.02           .78               2.08              2.86             (.87)             0.00
Year Ended 8/31/95                    9.14           .80              (1.11)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42               (.86)             (.44)            (.42)             0.00

CLASS C
Year Ended 8/31/98                  $10.64         $ .67(h)          $(4.05)           $(3.38)           $(.67)           $(1.36)
Year Ended 8/31/97                   10.01           .82(h)            1.84              2.66             (.88)            (1.15)
Year Ended 8/31/96                    8.02           .77               2.10              2.87             (.88)             0.00
Year Ended 8/31/95                    9.14           .79              (1.10)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42               (.86)             (.44)            (.42)             0.00

GLOBAL STRATEGIC INCOME
CLASS A
11/1/97 to 4/30/98                  $11.46         $ .38(h)           $ .48             $ .86            $(.55)            $(.36)
Year Ended 10/31/97                  10.83           .74(h)            1.02              1.76             (.75)             (.10)
1/9/96+ to 10/31/96                  10.00           .69(h)             .95              1.64             (.81)             0.00

CLASS B
11/1/97 to 4/30/98                  $11.46         $ .34(h)           $ .48             $ .82            $(.51)            $(.36)
Year Ended 10/31/97                  10.83           .66(h)            1.03              1.69             (.67)             (.10)
3/25/96++ to 10/31/96                 9.97           .41(h)            1.01              1.42             (.56)             0.00
CLASS C
11/1/97 to 4/30/98                  $11.46         $ .33(h)           $ .49             $ .82            $(.51)            $(.36)
Year Ended 10/31/97                  10.83           .66(h)            1.03              1.69             (.67)             (.10)
3/25/96++ to 10/31/96                 9.97           .39(h)            1.03              1.42             (.56)             0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/98                  $14.19         $1.08(h)           $ .12             $1.20           $(1.08)            $0.00
Year Ended 6/30/97                   13.29          1.15(h)             .97              2.12            (1.22)             0.00
Year Ended 6/30/96                   12.92          1.26                .27              1.53            (1.16)             0.00
Year Ended 6/30/95                   12.51          1.19                .36              1.55            (1.14)             0.00
Year Ended 6/30/94                   14.15          1.11              (1.36)             (.25)           (1.11)             (.25)
Year Ended 6/30/93                   12.01          1.25               2.13              3.38            (1.24)             0.00
Year Ended 6/30/92                   11.21          1.06                .82              1.88            (1.08)             0.00
Year Ended 6/30/91                   11.39          1.11               (.06)             1.05            (1.23)             0.00
Year Ended 6/30/90                   12.15          1.24               (.86)              .38            (1.14)             0.00
Year Ended 6/30/89                   11.82          1.12                .32              1.44            (1.11)             0.00

CLASS B
Year Ended 6/30/98                  $14.19         $ .98(h)           $ .13             $1.11            $(.98)            $0.00
Year Ended 6/30/97                   13.29          1.05(h)             .98              2.03            (1.13)             0.00
Year Ended 6/30/96                   12.92          1.15                .29              1.44            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.11                .36              1.47            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02              (1.37)             (.35)           (1.04)             (.25)
1/8/93++ to 6/30/93                  12.47           .49               1.69              2.18             (.50)             0.00

CLASS C
Year Ended 6/30/98                  $14.19         $ .99(h)           $ .12             $1.11            $(.99)            $0.00
Year Ended 6/30/97                   13.29          1.04(h)             .99              2.03            (1.13)             0.00
Year Ended 6/30/96                   12.93          1.14                .29              1.43            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.10                .38              1.48            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02              (1.37)             (.35)           (1.05)             (.25)
5/3/93++ to 6/30/93                  13.63           .16                .53               .69             (.17)             0.00

HIGH YIELD
CLASS A
Year Ended 8/31/98                  $11.17         $1.03(h)           $(.27)            $ .76           $(1.02)            $(.14)
4/22/97+ to 8/31/97                  10.00           .37(h)            1.15              1.52             (.35)             0.00

CLASS B
Year Ended 8/31/98                  $11.17         $ .96(h)           $(.28)            $ .68            $(.95)            $(.14)
4/22/97+ to 8/31/97                  10.00           .31(h)            1.19              1.50             (.33)             0.00

CLASS C
Year Ended 8/31/98                  $11.17         $ .96(h)           $(.28)            $ .68            $(.95)            $(.14)
4/22/97+ to 8/31/97                  10.00           .32(h)            1.18              1.50             (.33)             0.00



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


12



 DISTRIBUTIONS                                                   TOTAL       NET ASSETS                 RATIO OF NET
   IN EXCESS                        TOTAL                      INVESTMENT     AT END OF       RATIO      INVESTMENT
    OF NET         RETURN        DIVIDENDS      NET ASSET        RETURN        PERIOD     OF EXPENSES    INCOME (LOSS)    PORTFOLIO
   INVESTMENT        OF             AND         VALUE END    BASED ON NET      (000'S     TO AVERAGE      TO AVERAGE      TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD    ASSET VALUE (B)  OMITTED)     NET ASSETS     NET ASSETS        RATE
 -------------   ----------   --------------   ----------   ---------------  ----------   -----------   --------------   ----------
     $(.04)         $(.15)        $(2.29)        $ 5.05         (38.56)%      $ 32,365          1.48%          8.51%           188%
      0.00           0.00          (2.10)         10.64          30.04          37,416          1.55           8.49            314
      0.00           0.00           (.95)         10.01          38.47          23,253          1.65           9.23            315
      0.00           0.00           (.88)          8.02          (1.48)         12,020          1.93          11.25            301
      0.00           0.00           (.45)          9.14          (3.77)         10,995           .75*(d)       9.82*           100

     $(.04)         $(.14)        $(2.21)        $ 5.05         (39.11)%      $ 79,660          2.22%          7.78%           188%
      0.00           0.00          (2.02)         10.64          29.14          93,377          2.26           7.81            314
      0.00           0.00           (.87)         10.01          37.36          84,295          2.37           8.57            315
      0.00           0.00           (.81)          8.02          (2.40)         62,406          2.64          10.52            301
      0.00           0.00           (.42)          9.14          (4.17)         47,030          1.45*(d)       9.11*           100

     $(.04)         $(.14)        $(2.22)        $ 5.05         (39.09)%      $ 23,711          2.19%          7.75%           188%
      0.00           0.00          (2.03)         10.64          29.17          25,130          2.25           7.82            314
      0.00           0.00           (.88)         10.01          37.40          14,511          2.35           8.52            315
      0.00           0.00           (.81)          8.02          (2.36)          9,330          2.63          10.46            301
      0.00           0.00           (.42)          9.14          (4.16)         10,404          1.45*(d)       9.05*           100

     $0.00          $0.00          $(.91)        $11.41           7.88%       $ 21,877          1.90%(d)*      6.91%*          247%
      (.28)          0.00          (1.13)         11.46          16.83          12,954          1.90(d)        6.56            417
      0.00           0.00           (.81)         10.83          17.31           2,295          1.90*(d)       8.36*           282

     $0.00          $0.00          $(.87)        $11.41           7.55%       $ 35,840          2.60%(d)*      6.17%*          247%
      (.29)          0.00          (1.06)         11.46          16.12          18,855          2.60(d)        5.86            417
      0.00           0.00           (.56)         10.83          14.47             800          2.60*(d)       7.26*           282

     $0.00          $0.00          $(.87)        $11.41           7.55%       $  8,017          2.60%(d)*      6.18%*          247%
      (.29)          0.00          (1.06)         11.46          16.12           4,388          2.60(d)        5.86            417
      0.00           0.00           (.56)         10.83          14.47             750          2.60*(d)       7.03*           282

     $(.12)         $0.00         $(1.20)        $14.19           8.66%       $510,397          1.05%          7.52%           244%
      0.00           0.00          (1.22)         14.19          16.59         370,845          1.12           8.34            307
      0.00           0.00          (1.16)         13.29          12.14         277,369          1.20           9.46            389
      0.00           0.00          (1.14)         12.92          13.26         230,750          1.24           9.70            387
      (.03)          0.00          (1.39)         12.51          (2.58)        219,182          1.30           7.76            372
      0.00           0.00          (1.24)         14.15          29.62         216,171          1.39           9.29            579
      0.00           0.00          (1.08)         12.01          17.43          60,356          1.48           8.98            610
      0.00           0.00          (1.23)         11.21           9.71          62,268          1.44           9.84            357
      0.00           0.00          (1.14)         11.39           3.27          68,049          1.51          10.70            480
      0.00           0.00          (1.11)         12.15          12.99          52,381          1.84           9.53            104

     $(.13)         $0.00         $(1.11)        $14.19           7.95%       $672,374          1.75%          6.80%           244%
      0.00           0.00          (1.13)         14.19          15.80         480,326          1.82           7.62            307
      0.00           0.00          (1.07)         13.29          11.38         338,152          1.90           8.75            389
      0.00           0.00          (1.05)         12.92          12.54         241,393          1.99           9.07            387
      (.01)          0.00          (1.30)         12.50          (3.27)        184,129          2.00           7.03            372
      0.00           0.00           (.50)         14.15          17.75          55,508          2.10*          7.18*           579

     $(.12)         $0.00         $(1.11)        $14.19           7.95%       $254,530          1.75%          6.83%           244%
      0.00           0.00          (1.13)         14.19          15.80         174,762          1.82           7.61            307
      0.00           0.00          (1.07)         13.29          11.30          83,095          1.90           8.74            389
      0.00           0.00          (1.05)         12.93          12.62          51,028          1.84           8.95            387
      0.00           0.00          (1.30)         12.50          (3.27)         50,860          1.99           6.98            372
      0.00           0.00           (.17)         14.15           5.08           5,115          2.05*          5.51*           579

     $(.01)         $0.00         $(1.17)        $10.76           6.42%       $ 43,960          1.43%          8.89%           311%
      0.00           0.00           (.35)         11.17          15.33           5,889          1.70*(d)       8.04*            73

     $(.01)         $0.00         $(1.10)        $10.75           5.69%       $269,426          2.13%          8.18%           311%
      0.00           0.00           (.33)         11.17          15.07          43,297          2.40*(d)       7.19*            73

     $(.01)         $0.00         $(1.10)        $10.75           5.69%       $ 48,337          2.13%          8.17%           311%
      0.00           0.00           (.33)         11.17          15.07           7,575          2.40*(d)       7.24*            73



PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


13


#   PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
("EQUITABLE") SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE "TRUST"), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER TO THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) "TOTAL DIVIDENDS AND DISTRIBUTIONS" INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME, FOR THE YEAR ENDED APRIL 30, 1994, WITH RESPECT TO CLASS A SHARES OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).


(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995, 3.04% FOR THE YEAR ENDED AUGUST 31, 1996, 2.42% FOR THE YEAR ENDED AUGUST 31, 1997, 2.82% FOR THE YEAR ENDED AUGUST 31, 1998; WITH RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995, 3.74% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997 3.64% FOR THE YEAR ENDED AUGUST 31, 1998; WITH RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994 (ANNUALIZED), 4.23% FOR THE YEAR ENDED AUGUST 31, 1995, 3.72% FOR THE YEAR ENDED AUGUST 31, 1996, 3.10% FOR THE YEAR ENDED AUGUST 31, 1997, 3.59% FOR THE YEAR ENDED AUGUST 31, 1998. IF LIMITED MATURITY GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR LIMITED MATURITY GOVERNMENT WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED). IF GLOBAL STRATEGIC INCOME HAD BORNE ALL EXPENSES FOR THE RESPECTIVE PERIODS JANUARY 9, 1996 TO OCTOBER 31, 1996, 1997 AND ITS FISCAL YEAR ENDED IN 1998, THE EXPENSE RATIO WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 19.20% (ANNUALIZED), 4.06%, AND 2.00% RESPECTIVELY; WITH RESPECT TO CLASS B SHARES, 19.57% (ANNUALIZED), 4.76%, AND 2.69% RESPECTIVELY; AND WITH RESPECT TO CLASS C SHARES, 19.49% (ANNUALIZED), 4.77%, AND 2.71% RESPECTIVELY. IF HIGH YIELD HAD BORNE ALL EXPENSES FOR THE PERIOD APRIL 22, 1997 TO AUGUST 31, 1997, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 3.11% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 3.85% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 3.84% (ANNUALIZED).

(E) IF SHORT-TERM U.S. GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.40% FOR 1996, 1997, AND 1998; WITH RESPECT TO CLASS B SHARES, 2.10% FOR 1996, 1997, AND 1998; AND WITH RESPECT TO CLASS C SHARES, 2.10% FOR 1996, 1997, AND 1998. IF LIMITED MATURITY GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994,
1.41% FOR 1995, 1.58% FOR 1996, 1.65% FOR 1997, AND 1.64% FOR 1998; WITH
RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, 2.11% FOR 1995, 2.30% FOR 1996, 2.39% FOR 1997, AND 2.35% FOR 1998;
WITH RESPECT TO CLASS C SHARES, 1.58% (ANNUALIZED), FOR 1993, 1.89% FOR 1994, 2.10% FOR 1995, 2.29% FOR 1996, 2.37% FOR 1997, AND 2.33% FOR 1998. IF MORTGAGE
SECURITIES INCOME FUND HAD NOT BORNE INTEREST EXPENSE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES .97% FOR 1994, 1.03% FOR 1995, 1.03% FOR 1996, 1.07% FOR 1997, AND 1.11% FOR 1998; WITH
RESPECT TO CLASS B SHARES, 1.68% FOR 1994, 1.74% FOR 1995, 1.74% FOR 1996,
1.78% FOR 1997, AND 1.82% FOR 1998; WITH RESPECT TO CLASS C SHARES 1.69% FOR 1994, 1.73% FOR 1995, 1.73% FOR 1996, 1.77% FOR 1997, AND 1.80% FOR 1998.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993, 1.30% FOR 1994, 1.55% FOR 1995, AND 1.60% FOR
1996; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993, 2.01% FOR 1994, 2.22% FOR 1995, AND 2.31% FOR 1996; WITH
RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993, 1.99% FOR 1994, 2.24% FOR 1995, AND 2.30% FOR 1996. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.37% FOR 1994, 1.51% FOR 1995, 1.41% FOR 1996, 1.38%
FOR 1997, AND 1.31% FOR 1998; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993, 2.07% FOR 1994, 2.22% FOR 1995, 2.12%
FOR 1996, 2.09% FOR 1997, AND 2.02% FOR 1998; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993, 2.06% FOR 1994, 2.21% FOR 1995, 2.12% FOR
1996, 2.08% FOR 1997, AND 2.01% FOR 1998.


(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.

(H)  BASED ON AVERAGE SHARES OUTSTANDING.


(I) AMOUNTS DO NOT REFLECT THE IMPACT OF EXPENSE OFFSET ARRANGEMENT WITH THE TRANSFER AGENT. TAKING INTO ACCOUNT SUCH EXPENSE OFFSET ARRANGEMENTS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS, ABSENT THE ASSUMPTION AND/OR WAIVER/REIMBURSEMENT OF EXPENSES FOR MULTI-MARKET STRATEGY THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.57% FOR 1997, WITH RESPECT TO CLASS B SHARES 2.28% FOR 1997 AND WITH RESPECT TO CLASS C SHARES 2.27% FOR 1997. FOR SHORT-TERM U.S. GOVERNMENT THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.82% FOR 1998, WITH RESPECT TO CLASS B SHARES 2.55% FOR 1998 AND WITH RESPECT TO CLASS C SHARES 2.55% FOR 1998.



14


                                   GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Funds--Additional Investment Practices" and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities;

  SMRS, which are stripped mortgage-related securities;

  CMOS, which are collateralized mortgage obligations;

  GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association;

  FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association; and

  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

NRSRO is a nationally recognized securities rating organization.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch IBCA, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps. HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch or Duff 2 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.



15


                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ("Short-Term U.S. Government") seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. In periods of rising interest rates the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Related Securities." The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales "against the box," (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ("U.S. Government") seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see "Additional Investment Practices." The Fund's investment objective is not fundamental.


The Board of Directors of the Fund has approved, and has recommended to shareholders for their approval, changes to the U.S. Government Portfolio's investment objective and policies. If approved by shareholders, the foregoing paragraph describing the U.S. Government Portfolio's investment objective and policies shall be replaced in its entirety by the following two paragraphs:

U.S. Government Portfolio ("U.S. Government") is a diversified investment company that seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy the Fund pursues its objective by investing at least 65% of the value of its total assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of the value of its total assets in non-U.S. Government mortgage-related and asset-backed securities. The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, are determined by Alliance to have undergone similar credit quality deterioration subsequent to their purchase. See "Risk Considerations--Securities Ratings."

The Fund may also (i) enter into repurchase agreements and reverse repurchase agreements, forward contracts, and dollar rolls, (ii) enter into various hedging transactions, such as interest rate swaps, caps and floors, (iii) purchase and sell futures contracts for hedging purposes, and (iv) purchase call and put options on futures contracts or on securities for hedging purposes. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity Government") seeks the highest level of current income, consistent with low volatility of net asset value. As a


16


matter of fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities. For a description of these securities, see "Additional Investment Practices."

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

The Fund may invest up to 35% of its total assets in (i) high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities, (ii) Treasury securities issued by private corporate issuers, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) higher quality commercial paper or, if not rated, issued by companies that have high quality debt issues outstanding and
(v) high quality debt securities of corporate issuers.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these investment practices, see "Additional Investment Practices."

The Fund may invest up to 15% of the value of its total assets in debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign debt securities are of high quality. The percentage of the Fund's assets invested in foreign debt securities will vary and its portfolio of foreign debt securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See "Risk Considerations--Foreign Investment."

MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities Income") is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see "Additional Investment Practices."


MULTI-MARKET FUND

ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") is a non-diversified investment company that has been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a



17



longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than five years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.



In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio. The Fund does not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.



The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Practices--Forward Foreign Currency Exchange Contracts"), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.



The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. The Fund expects to invest in debt securities denominated in the Euro.



An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.



The Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.



The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a high quality rating, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality, and (v) prime commercial paper or unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding high quality debt securities.



As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in "Additional Investment Practices--Repurchase Agreements." See "Risk Considerations--Investment in the Banking Industry."



18



The Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies, (iv) purchase or sell forward foreign currency exchange contracts, (v) enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and
(viii) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."


GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ("North American Government Income") seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund expects that it will not retain a debt security which is down graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).


19


Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bonos del Tesoro ("BOTE"), which are obligations of the Argentine Treasury, and (ii) Bonos de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years. Although not all Argentine Government securities are rated investment grade quality by S&P, Moody's, Duff & Phelps or Fitch, Alliance believes that there are unrated Argentine Government securities that are of investment grade quality.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." The Fund also maintains borrowings of approximately one-third of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations--Effects of Borrowing."

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ("Global Dollar Government") seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ("collateralized Brady Bonds"). See "Additional Investment Practices--Brady Bonds" and "Risk Considerations--Sovereign Debt Obligations." The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See "Risk Considerations--U.S. Corporate Fixed-Income Securities." The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.


Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A. The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1998, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 5% in A and above, 3% in Baa or BBB 50% in Ba or BB, 22% in B, 3% in CC, 1% in C and 18% in non-rated. See "Risk Considerations--Securities Ratings," "--Investment in Fixed-Income Securities Rated Baa and BBB," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix A.


With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Additional Investment Practices--Brady Bonds."


20


The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See "Risk Considerations--Effects of Borrowing."

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is a non-diversified investment company that seeks primarily a high level of current income and secondarily capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund may also use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.


Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the fixed-income securities of issuers located in at least three countries, one of which may be the United States. No more than 25% of the value of its total assets, however, will be invested in the securities of any one foreign government. U.S. Government securities in which the Fund may invest include mortgage-related securities and zero coupon securities. Fixed-income securities in which the Fund may invest include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities. The Fund may also invest in rights and warrants (for debt securities or for equity securities that are acquired in connection with debt instruments), and loan participations and assignments.


The Fund will maintain at least 65% of the value of its total assets in investment grade securities and may maintain not more than 35% of the value of its total assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets. There is no minimum rating requirement applicable to the Fund's investments in lower-rated fixed-income securities.

The Fund may also: (i) invest in foreign currencies, (ii) purchase and write put and call options on securities and foreign currencies, (iii) purchase or sell forward foreign exchange contracts, (iv) invest in variable, floating and inverse floating rate instruments, (v) invest in indexed commercial paper, (vi) invest in structured securities, (vii) lend portfolio securities amounting to not more than 25% of its total assets, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) purchase and sell securities on a forward commitment basis, (xi) enter into standby commitments, (xii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts, (xiii) invest in Eurodollar instruments, (xiv) enter into interest rate swaps, caps and floors, and (xv) make


21


short sales of securities or maintain a short position. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices" and "Risk Considerations." The Fund may borrow in order to purchase securities or make other investments, although it currently intends to limit its ability to borrow to an amount not to exceed 25% of its total assets. See "Risk Considerations--Effects of Borrowing."

CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ("Corporate Bond") is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

The Fund follows an investment strategy which in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. In this regard, the Fund's investment portfolio normally tends to have a relatively long average maturity and duration, and to place significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. Consequently, in recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy. See "Risk Considerations."


There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See "Risk Considerations--Securities Ratings," "--Investment in Fixed-Income Securities Rated Baa and BBB," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix A. During the fiscal year ended June 30, 1998, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 24% in A and above, 51% in Baa or BBB, 22% in Ba or BB, 3% in B, 1% in CC, 1% in CCC and 1% in non rated securities.


The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within the foregoing limitations, the Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through mortgage-related securities. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

ALLIANCE HIGH YIELD FUND
Alliance High Yield Fund, Inc. ("High Yield") is a diversified management investment company that seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities. The below investment grade debt securities in which the Fund invests are known as "junk bonds." The Fund is managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.


22


Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or unrated but deemed by Alliance to be equivalent to such lower-rated securities. The Fund will not, however, invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated is of equivalent quality as determined by Alliance.


As of August 31, 1998, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 5% in A and above, 4% in Ba or BB, 73% in B, 5% in CCC and 13% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.


Certain of the Fund's investments may be in fixed-income securities which provide high current yields because of risks other than credit. For example, the Fund may invest in securities which have prepayment risks, and non-U.S. dollar denominated foreign securities, which have currency risks.

See Appendix A, "Bond Ratings," for a description of each rating category. In the event that any securities held by the Fund fall below those ratings, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.

A portion of the Fund's assets may be invested in foreign securities, and the Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Risk Considerations--Foreign Investment" and "--Currency Considerations."

In addition, and although not to be emphasized, in furtherance of its investment objective, the Fund may (i) invest in mortgage-backed and asset-backed securities, (ii) enter into repurchase agreements, (iii) invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates,
(iv) enter into forward commitments for the purchase or sale of securities and purchase and sell securities on a when-issued or delayed delivery basis, (v) write covered put and call options on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign curencies, (vi) purchase and sell futures contracts and related options on debt securities and on indices of debt securities, (vii) enter into contracts for the purchase or sale of a specific currency for hedging purposes only, and (viii) lend portfolio securities. For additional information on the uses, risks and costs of these practices, see "Additional Investment Practices."

In addition to the foregoing, the Fund may from time to time make investments in (i) U.S. Government securities, (ii) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks, (iii) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to such companies, (iv) corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's, and (v) floating rate or master demand notes.

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. MULTI-MARKET STRATEGY, HIGH YIELD and GLOBAL STRATEGIC INCOME, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging



23


that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

OPTIONS--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

FUTURES--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

FORWARDS--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

SWAPS--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Related Securities" and "Other Asset-Backed Securities."

Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

MARKET RISK--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

MANAGEMENT RISK--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

CREDIT RISK--This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e.,


24


margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

LIQUIDITY RISK--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

LEVERAGE RISK--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

OTHER RISKS--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities" below. Neither MORTGAGE
SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an


25


option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.


LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.


HIGH YIELD will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the Commodities Futures Trading Commission regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Fund's liquidation value.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward foreign currency exchange contracts ("forward contracts") attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a



26


decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments in the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one NRSRO. Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or
(ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.


The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.


27


STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% or 25% with respect to GLOBAL STRATEGIC INCOME, of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see "Mortgage-Related Securities" below.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See "Mortgage-Related Securities" and "Zero Coupon and Principal-Only Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are


28


backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. Collateralized mortgage obligations (CMOs) are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


29


Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome


30


to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions and Taxes--Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

GLOBAL STRATEGIC INCOME and CORPORATE BOND may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued


31


structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a


32



convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see "Risk Considerations--Investment in Lower-Rated Fixed-Income Securities."


SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.


GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.



In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box" of securities which are eligible for such deferal. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.


If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York), although LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


33


Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets. See "Risk Considerations--Effects of Borrowing."


LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 50%, with respect to HIGH YIELD, 25%, with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20%, with respect to each of LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.


ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

LIMITED MATURITY GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.


MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


35


GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

GLOBAL STRATEGIC INCOME may not (i) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

HIGH YIELD may not (i) invest in any one industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets and
(ii) will not make an investment unless, when considering all its other investments, 75% of the value of its assets would consist of cash, cash items, U.S. Government Securities, securities of other investment companies and other securities.

RISK CONSIDERATIONS

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may


36


require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected, and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in that country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S.
Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring


37


agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments


38



from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.


Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and GLOBAL DOLLAR GOVERNMENT may borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Certain Fundamental Investment Policies." SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT, LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME also through the use of dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies--Reverse Repurchase Agreements and Dollar Rolls."


INVESTMENT IN THE BANKING INDUSTRY. Due to its investment policies with respect to investments in the banking industry, MULTI-MARKET STRATEGY will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.


SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves,


39


limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.


NON-DIVERSIFIED STATUS. Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.


Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, each of GLOBAL STRATEGIC INCOME and NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.


YEAR 2000 AND EURO. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that the Adviser, Principal Underwriter and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.



40


                         PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES

You can purchase shares of any of the Funds at a price based on the next calculated net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund (whether by cash or through exchange from another Alliance Mutual Fund) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.


Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.


Each Fund offers three classes of shares through this Prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                Initial Sales Charge
                              as % of                        Commission to
                             Net Amount       as % of        Dealer/Agent as %
Amount Purchased             Invested      Offering Price    of Offering Price
-------------------------------------------------------------------------------
Less than $100,000               4.44%          4.25%              4.00%
$100,000 to less
  than $250,000                  3.36           3.25               3.00
$250,000 to less
  than $500,000                  2.30           2.25               2.00
$500,000 to less
  than $1,000,000                1.78           1.75               1.50



On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.


CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within three years (four years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD) after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

GLOBAL STRATEGIC INCOME and HIGH YIELD:
---------------------------------------
     Year Since Purchase        CDSC
     First                       4.0%
     Second                      3.0%
     Third                       2.0%
     Fourth                      1.0%
     Fifth and thereafter       None

ALL OTHER FUNDS:
---------------------------------------
     Year Since Purchase         CDSC
     First                       3.0%
     Second                      2.0%
     Third                       1.0%
     Fourth and thereafter      None

Class B shares are subject to higher distribution fees than Class A shares for a period of six years, eight years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be


41


waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

EMPLOYEE BENEFIT PLANS
Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

GENERAL
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.


GLOBAL STRATEGIC INCOME and HIGH YIELD offer a fourth class of shares, Advisor Class shares, by means of separate prospectuses. Advisor Class shares may be purchased and held solely by (i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectuses for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES
You may "redeem" your shares (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that


42


day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once per day. A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.


Shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

                           MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustees of the Fund.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1998 totaling more than $262 billion (of which approximately $107 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by Alliance comprising 123 separate investment portfolios currently have over three million shareholder accounts. As of June 30, 1998,



43



Alliance was retained as an investment manager for employee benefit plan assets of 32 of the Fortune 100 companies.


Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                        Principal occupation
                        Employee; time period;             during the past
Fund                       title with ACMC                    five years
-------------------------------------------------------------------------------
Short-Term U.S.         Patricia J. Young since 1995    Associated with
Government              -Senior Vice President         Alliance.

                        Jeffrey S. Phlegar since 1997   Associated with
                        -Senior Vice President         Alliance.

U.S. Government         Wayne D. Lyski since 1983       Associated with
                        -Executive Vice President      Alliance.

                        Patricia J. Young since 1997    (see above)
                        -(see above)

                        Jeffrey S. Phlegar              (see above)
                        since 1997-(see above)

Limited Maturity        Patricia J. Young               (see above)
Government              since inception-(see above)

                        Jeffrey S. Phlegar              (see above)
                        since 1997-(see above)

Mortgage Securities     Patricia J. Young since         (see above)
Income                  1992-(see above)

                        Jeffrey S. Phlegar              (see above)
                        since 1997-(see above)

Multi-Market Strategy   Douglas J. Peebles since        Associated with
                        inception-Senior Vice           Alliance.
                        President


North American          Wayne D. Lyski since inception  (see above)
Government Income       -(see above)

Global Dollar           Wayne D. Lyski since inception  (see above)
Government              -(see above)

Global Strategic        Wayne D. Lyski since inception  (see above)
Income                  -(see above)
                        Douglas J. Peebles since        (see above)
                        inception-(see above)

Corporate Bond          Wayne D. Lyski since            (see above)
                        1987-(see above)

                        Paul J. DeNoon since            Associated with
                        January 1992-Vice              Alliance.
                        President


High Yield              Wayne C. Tappe                  Associated with
                        since 1991-Senior              Alliance.
                        Vice President

                        Nelson Jantzen                  Associated with
                        since 1991-Senior              Alliance.
                        Vice President



PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of HIGH YIELD. See "Description of the Funds." Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of HIGH YIELD, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.



The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of HIGH YIELD and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of September 30, 1998, the assets in the Historical Portfolio totalled approximately $ million.


The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of HIGH YIELD and the Historical Portfolio. This survey is published by Lipper Analytical Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.


44


The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.



                                       ANNUALIZED RATES OF RETURN
                                   PERIODS ENDED SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
PORTFOLIO/BENCHMARK          1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION*
-------------------------------------------------------------------------------
Historical Portfolio         (4.84)%   12.39%    11.13%    11.20%    10.58%
Lipper High Current Yield
  Mutual Funds Average       (1.77)     8.23      7.78      9.18      8.85
High Yield                                                            8.34**


                                       CUMULATIVE RATES OF RETURN
                                   PERIODS ENDING SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
PORTFOLIO/BENCHMARK          1 YEAR   3 YEARS   5 YEARS   10 YEARS  INCEPTION*
-------------------------------------------------------------------------------
Historical Portfolio         (4.84)%   41.95%    69.47%   189.20%   226.05%
Lipper High Current Yield
  Mutual Funds Average       (1.77)    26.86     45.69    142.21    172.92



* JANUARY 2, 1987

** RATE OF RETURN IS ANNUALIZED, FOR CLASS A SHARES, ASSUMING IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE. THE FUND COMMENCED OPERATIONS ON APRIL 22, 1997.


EXPENSES OF HIGH YIELD
In addition to the payments to Alliance under its Advisory Agreement, HIGH YIELD pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationary and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.



The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to
 .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.


The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried


45


over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:


                                   Amount of Unreimbursed Distribution Expenses
                                         (As % of Net Assets of Class)
                                   --------------------------------------------
                                            Class B                Class C
-------------------------------------------------------------------------------
U.S. Government                    $ 7,204,946   (1.85%)  $ 4,179,954   (3.65%)
Limited Maturity Government        $   356,382    (.56%)  $ 2,860,904   (8.09%)
Mortgage Securities Income         $10,423,667   (2.53%)  $ 2,946,979   (9.52%)
Multi-Market Strategy              $ 9,474,320   (4.15%)  $   553,610  (43.71%)
North American Government Income   $36,319,865   (2.02%)  $ 4,072,381
Global Dollar Government           $ 4,281,388   (5.37%)  $   860,038   (3.63%)
Corporate Bond                     $13,555,599   (2.66%)  $ 2,876,562   (1.13%)
Global Strategic Income            $   994,542   (9.91%)  $   188,869   (7.41%)
High Yield                         $11,190,075   (4.15%)  $   523,224   (1.08%)




The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.


The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS
Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations (including a holding period limitation) imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.


U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. So long as a Fund distributes at least 90% of its income, qualification as a


46



regulated investment company relieves that Fund of Federal income taxes on that part of its taxable income, including net capital gain, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The investment objectives of the Funds are such that only a small portion, if any, of a Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders. In addition, corporate shareholders who receive qualifying distributions must meet the holding-period requirements in the Code in order to take the dividends-received deduction.



Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Distributions of net capital gain may be taxable at different rates depending on the length of time a Fund holds its assets.


Under current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.


Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Any loss realized on the sale of shares held six months or less will be a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.


A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains and return of capital distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.



                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
(1983), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC. (1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992), ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993), ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC.
(1995) and ALLIANCE HIGH YIELD FUND, INC. (1996). Prior to March 1, 1996, ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. was known as Alliance Mortgage Strategy Trust, Inc. Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.


It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors or Trustees.


A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If



47



an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares of each Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of each Fund votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.


PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.


On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.


On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices.


The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed


48


separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION--ORGANIZATION."


49


                           APPENDIX A: BOND RATINGS
_______________________________________________________________________________

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1


BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually ocurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.


DUFF & PHELPS CREDIT RATING CO.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.


FITCH IBCA, INC.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


A-2


C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.


A-3


      APPENDIX B: GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA
_______________________________________________________________________________

GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollars per U.S. Dollar on August 27, 1998. On October 13, 1998 the Canadian Dollar-U.S. Dollar exchange rate was 1.5510:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.


Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.


In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.


In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.



In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996 and 1997, resulting in increases of 5.2% and 7.0%, respectively. The growth rate for the first half of 1998 was 5.4%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. For the first eight months of 1998, the inflation rate fluctuated between



B-1



15.0% and 15.5% on an annualized basis. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.



Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. At the end of the first nine months of 1998, the Peso-Dollar exchange rate decreased approximately 25% from the end of 1997.


Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.


Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.



In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased each year since 1991, with the exception of 1995. During 1997, gross domestic product increased an estimated 8.4% from 1996. Preliminary data indicate that during the first quarter of 1998 gross domestic product increased 6.9% from the first quarter of 1997. The rate of inflation is generally viewed to be under control. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.



In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.


In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.


B-2




ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________


SHORT-TERM U.S. GOVERNMENT FUND
U.S. GOVERNMENT PORTFOLIO
LIMITED MATURITY GOVERNMENT FUND
MORTGAGE SECURITIES INCOME FUND
MULTI-MARKET STRATEGY TRUST
NORTH AMERICAN GOVERNMENT INCOME TRUST
GLOBAL DOLLAR GOVERNMENT FUND
GLOBAL STRATEGIC INCOME TRUST
CORPORATE BOND PORTFOLIO
HIGH YIELD FUND



TO OPEN YOUR NEW ALLIANCE ACCOUNT...
Please complete the application and mail it to:

ALLIANCE FUND SERVICES, INC.
P.O. BOX 1520
SECAUCUS, NEW JERSEY 07096-1520

For certified or overnight deliveries, send to:

ALLIANCE FUND SERVICES, INC.
500 PLAZA DRIVE
SECAUCUS, NEW JERSEY  07094


SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)
Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

*  Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a Minor:
     . Indicate your name(s) exactly as it appears on your social security card.

*  Transfer on Death:
     .  Ensure that your state participates

*  Trust/Other:
     . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

SECTION 2   YOUR ADDRESS (REQUIRED) Complete in full.
*  Non-Resident Alien:
     .  Indicate your permanent country of residence.

SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)
For each Fund in which you are investing: 1 Write the three digit Fund number in the column titled 'INDICATE THREE DIGIT FUND NUMBER LOCATED BELOW'.

2 Write the dollar amount of your initial purchase in the column titled 'INDICATE DOLLAR AMOUNT'. (If you are eligible for a reduced sales charge, you must also complete Section 4F). 3 Check off a distribution option for your dividends. 4 Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)
A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

SECTION 5 SHAREHOLDER AUTHORIZATION (REQUIRED) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT: (800) 221-5672.


FOR LITERATURE CALL:  (800) 227-4618




THE ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________

1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)

__ Individual Account { __ Male  __ Female } - or - __ Joint Account  - or -

__ Transfer On Death { __ Male  __ Female } - or - __ Gift/Transfer to a Minor

___________________________________________  ____  ____________________________
Owner or Custodian  (First Name)             (MI)  (Last Name)


________________________________________________________________________
(First Name) Joint Owner*, Transfer On Death Beneficiary or Minor

____  ______________________________
(MI)  (Last Name)

______________-____-_________________
Social Security Number of Owner or Minor (required to open account)

If Uniform Gift/Transfer to Minor Account:  ________ Minor's State of Residence


If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:
__ In Common   __ By Entirety   __ Community Property

__ Trust  - or -  __ Corporation  - or -  Other________________________________

___________________________________________  ____  ____________________________
Name of Trustee if applicable (First Name)   (MI)  (Last Name)

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity continued

_________________________
Trust Dated (MM,DD,YYYY)

________________________________________
Tax ID Number (required to open account)

__ Employer ID Number  - OR -  __ Social Security   Number


2. YOUR ADDRESS

__________________________  ___________________________________________________
Street Number               Street Name

_______________________________________________  ______  ______________________
City                                             State   Zip code

____________________________    ________-________-____________
If Non-U.S., Specify Country    Daytime Phone Number

__ U.S. Citizen   __ Resident Alien   __ Non-Resident Alien


80888GEN-TABFAPP-P1


1



3. YOUR INITIAL INVESTMENT
The minimum investment is $250 per fund.
The maximum investment in Class B is $250,000; Class C is $1,000,000.


I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

BROKER/DEALER USE ONLY:  WIRE CONFIRM #  _________________________

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:

R  REINVEST DISTRIBUTIONS into my fund account.

C SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

D DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).



Indicate three digit Fund  Indicate Dollar  Distributions Options *Check One*
number located below           Amount       Dividends         Capital Gains
-------------------------  ---------------  ----------------  ---------------
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D

TOTAL INVESTMENT           $______________

MAKE ALL CHECKS PAYABLE TO:  ALLIANCE FUNDS



ALLIANCE BOND FUND NAMES AND NUMBERS
_______________________________________________________________________________

For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio and High Yield Fund.
A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.



                                          Initial Sales   Contingent Deferred     Asset-Based
                                             Charge           Sales Charge        Sales Charge
                                                A                   B                   C
                                          -------------   -------------------   --------------
U.S. GOVERNMENT FUNDS
  SHORT-TERM U.S. GOVERNMENT FUND               37                  51                 337
  U.S. GOVERNMENT PORTFOLIO                     46                  76                 346
  LIMITED MATURITY GOVERNMENT FUND              88                  89                 388
  MORTGAGE SECURITIES INCOME FUND               52                  63                 352

MULTI-MARKET FUNDS
  MULTI-MARKET STRATEGY TRUST                   22                  23                 322

GLOBAL BOND FUNDS
  NORTH AMERICAN GOVERNMENT INCOME TRUST        55                  56                 355
  GLOBAL DOLLAR GOVERNMENT FUND                166                 266                 366
  GLOBAL STRATEGIC INCOME TRUST                124                 224                 324

CORPORATE BOND FUNDS
  CORPORATE BOND PORTFOLIO                      95                 295                 395
  HIGH YIELD FUND                              103                 203                 303



80888GEN-TABFAPP-P2


2



4. YOUR SHAREHOLDER OPTIONS

A.  AUTOMATIC INVESTMENT PLANS (AIP)

__ WITHDRAW FROM MY BANK ACCOUNT VIA EFT*

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


* ELECTRONIC FUNDS TRANSFER. YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA)


__ DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


__ EXCHANGE MY SHARES MONTHLY

I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.
FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

      ______ ,___________.00    ________
      Amount ($25 minimum)      Day of Exchange**

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


** SHARES EXCHANGED WILL BE REDEEMED AT THE NET ASSET VALUE ON THE "DAY OF EXCHANGE" (IF THE "DAY OF EXCHANGE" IS NOT A FUND BUSINESS DAY, THE EXCHANGE TRANSACTION WILL BE PROCESSED ON THE NEXT FUND BUSINESS DAY). THE EXCHANGE PRIVILEGE IS NOT AVAILABLE IF SHOCK CERTIFICATES HAVE BEEN ISSUED.


B.  PURCHASES AND REDEMPTIONS VIA EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

INSTRUCTIONS:
* Review the information in the Prospectus about telephone transaction services.

* If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

__ PURCHASES AND REDEMPTIONS VIA EFT

I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. The maximum redemption amount is $100,000 per day.

For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally for 15 calendar days after the purchase date.


80888GEN-TABFAPP-P3


3



4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

C.  SYSTEMATIC WITHDRAWAL PLANS (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

__ I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


PLEASE SEND MY SWP PROCEEDS TO:

__ My Address of Record (via check)

__ My checking account-via EFT (complete section 4D)
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

__ The Payee and address specified in section 4E (via check)
(Medallion Signature Guarantee required)


D.  BANK INFORMATION   This bank account information will be used for:

__ Distributions (Section 3)
__ Telephone Transactions (Section 4B)
__ Automatic Investments (Section 4A)
__ Withdrawals (Section 4C)


PLEASE TAPE A PRE-PRINTED VOIDED CHECK HERE*

* THE ABOVE SERVICES CANNOT BE ESTABLISHED WITHOUT A PRE-PRINTED VOIDED CHECK.

FOR EFT TRANSACTIONS, THE FUND REQUIRES SIGNATURES OF BANK ACCOUNT OWNERS EXACTLY AS THEY APPEAR ON BANK RECORDS. IF THE REGISTRATION AT THE BANK DIFFERS FROM THAT ON THE ALLIANCE MUTUAL FUND, ALL PARTIES MUST SIGN IN SECTION 5.

VOID
ABA Routing Number
Check Number
Bank Account Number

______________________________
Your Bank's ABA Routing Number

______________________________________________
Your Bank Account Number

__ Checking Account        __ Savings Account


80888GEN-TABFAPP-P4


4


4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

E. THIRD PARTY PAYMENT DETAILS Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

__ Distributions (section 3)    __ Systematic Withdrawals (section 4C)

_________________________________  _____  _____________________________________
Name  (First Name)                 (MI)   (Last Name)
___________________________  __________________________________________________
Street Number                Street Name

______________________________________________  _____  ________________________
City                                            State  Zip code


F. REDUCED CHARGES (CLASS A ONLY) If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

__ A. RIGHT OF ACCUMULATION
Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_________________________  _________________________  _________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

__ B. STATEMENT OF INTENT
I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

__ $100,000     __ $250,000     __ $500,000     __ $1,000,000

If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


DEALER/AGENT AUTHORIZATION - FOR SELECTED DEALERS OR AGENTS ONLY.

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

_________________________________________  ____________________________________
Dealer/Agent Firm                          Authorized Signature

____________________________________  ____  ___________________________________
Representative First Name             MI    Last Name

_________________________________________  ____________________________________
Dealer/Agent Firm Number                   Representative Number

_________________________________________  ____________________________________
Branch Number                              Branch Telephone Number

_______________________________________________________________________________
Branch Office Address

_______________________________________________  _____  _______________________
City                                             State  Zip Code


80888GEN-TABFAPP-P5


5



5. SHAREHOLDER AUTHORIZATION -- THIS SECTION MUST BE COMPLETED

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

__ I do not elect the telephone exchange service

__ I do not elect the telephone redemption by check service


By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

______________________________________________________  _______________________
Signature                                               Date

______________________________________________________  _______________________
Signature                                               Date


Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer


80888GEN-TABFAPP-P6


6



SIGNATURE CARD

Dealer/Bank Name: _______________________________________

FUND ACCT. NO.:* ________________________________________

FUND NAME:* _____________________________________________

*Information Necessary to Complete Request


ACCOUNT NAME(S) AS REGISTERED:
_________________________________________________________
_________________________________________________________


SHAREHOLDER ADDRESS:
_________________________________________________________
_________________________________________________________


SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*
_________________________________________________________


AUTHORIZED SIGNATURES:
1. _________________________________________________________

2. _________________________________________________________

3. _________________________________________________________


Joint Accounts check one:
  __ Either owner is authorized to sign Redemption Checks
  __ All owners are required to sign Redemption Checks
(If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY      Subject to conditions on reverse side.



SIGNATURE CARD

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

STATE STREET BANK AND TRUST COMPANY (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

(1) IF PERTAINING TO AN ALLIANCE DEPOSIT ACCOUNT (THE "ACCOUNT") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

(2) IF PERTAINING TO AN ALLIANCE MUTUAL FUND (THE "FUND") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

MEDALLION SIGNATURE GUARANTEE - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

ALLIANCE FUND SERVICES
ATTN: CHECKWRITING DEPARTMENT
P.O. BOX 1520
SECAUCUS, NJ  07096-1520
MEDALLION SIGNATURE GUARANTEE (see reverse)

The Registrant's Advisor Class Prospectus is incorporated herein by reference to Part A of the Amendment to the Registrant's
Registration Statement on Form N-1A filed with the Commission on February 28, 1997.

                                  ALLIANCE BOND FUND, INC.
                                  -CORPORATE BOND PORTFOLIO
(LOGO)(R)
____________________________________________________________
P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4681
____________________________________________________________

                STATEMENT OF ADDITIONAL INFORMATION
                      November 2, 1998
____________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Corporate Bond Portfolio (the "Portfolio") of the Alliance Bond Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Portfolio and, if the Portfolio begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Portfolio (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B, and Class C shares, the "Prospectus(es)"). The Portfolio currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Portfolio may be obtained by contacting Alliance Fund Services, Inc. at the address or the For Literature telephone number shown above.

                      TABLE OF CONTENTS
                                                             Page

    Description of the Portfolio..........................
    Management of the Fund................................
    Purchase of Shares....................................
    Redemption and Repurchase of Shares...................
    Shareholder Services..................................
    Net Asset Value.......................................
    Portfolio Transactions................................
    Taxes.................................................
    General Information...................................
    Financial Statements and Report of
      Independent Auditors................................

    Appendix A: Certain Employee Benefit Plans............    A-1



(R) This is a registered service mark used under license from the owner, Alliance Capital Management L.P.

_____________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
_____________________________________________________________

INTRODUCTION TO THE FUND



         The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in the portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value of that portfolio represented by the redeemed shares. (See "Purchase of Shares" and "Redemption and Repurchase of Shares," in the Portfolio's Prospectus.) The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

         The Fund currently has two portfolios: the Corporate
Bond Portfolio and the U.S. Government Portfolio.

         Except as otherwise indicated, the Portfolio's investment policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objectives may not be changed without shareholder approval. There can be, of course, no assurance that the Portfolio will achieve its investment objectives.

THE CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVE

         GENERAL. The primary investment objective of the Portfolio is to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVES

         In pursuing these objectives, the Portfolio's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Portfolio follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the holders of a majority of the Portfolio's voting securities. The Portfolio also follows a policy of maintaining at least 65% of its net assets invested in corporate bonds. Moreover, the Portfolio intends to manage its portfolio actively by taking advantage of such trading opportunities as swaps to higher yielding bonds of similar quality and swaps to different types of bonds which are more attractive investments due to distortions in normal yield differentials.

         There is no minimum rating requirement applicable to the Portfolio's investments in fixed-income securities. Currently, the Portfolio believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher (securities rated at least Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P")). During the fiscal year ended June 30, 1998, the Portfolio did not invest in securities rated below B by Moody's, or if unrated by Moody's, considered by Alliance Capital Management L.P. (the "Investment Adviser") to be of equivalent quality to such a rating. Securities rated Ba or below by Moody's or BB or below by S&P are often referred to as junk bonds. (See "Special Risk Considerations" below). The Portfolio expects that it will not retain a security which is downgraded below B, or if unrated, determined by the Investment Adviser to have undergone similar credit quality deterioration subsequent to purchase. During this period, the Portfolio has continued to hold its position in certain 8.25% notes issued by Grupo Mexicano de Desarollo ("GMD") which have been downgraded below B following GMD's default on its coupon payments on these notes. A number of GMD noteholders, including the Fund, have commenced litigation against GMD and have been awarded a judgment for the full amounts due them on the Notes. The noteholders are seeking to obtain enforcement of this judgment in Mexico and, concurrently, are in negotiations with GMD and its other creditors in an effort to arrive at a consensual restructuring of the Notes. There can be no assurance at this time that the Fund will be able to obtain enforcement of its judgment against GMD or that the parties can arrive at a consensual restructuring.

         The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer, excepting U.S.

Government obligations. Further, the Portfolio will not own more than 10% of the outstanding voting securities of any issuer. The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed-income securities (including debt securities, convertible debt securities, U.S. Government (full faith and credit) obligations) and of common and preferred stocks in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Portfolio's investments will be income producing. (See "Investment Restrictions", below, for additional restrictions which are fundamental policies of the Portfolio and which cannot be changed without shareholder approval).

         The Portfolio may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). Sovereign Debt Obligations may include, as described below, securities issued in connection with foreign government debt restructurings as well as foreign government loan participations and assignments. Not more than 15% of the Portfolio's total assets may be invested in Sovereign Debt Obligations in the form of foreign government loan participations and assignments, substantially all of which may be high-yield, high-risk debt securities that are low-rated (i.e. below investment grade) or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. Investors should be aware that there are risks associated with investment by the Portfolio in foreign securities. See "Special Risk Considerations."

         BRADY BONDS. The Portfolio may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, The Dominican Republic, Ecuador, Mexico, Nigeria, the Phillipines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity ("Collateralized Brady Bonds").

         Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         STRUCTURED SECURITIES. The Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations and loan participations and assignments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued

Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.

         Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act. Under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate shares of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including the management and advisory fees).

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 15% of its total assets in Participations and Assignments.
The government that is the borrower on the Loan will be considered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

         In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired.

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value. Further, the assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

         OPTIONS. The Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 15% of its total assets.

         The Portfolio may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance in periods of rising interest rates and falling bond prices, the Portfolio might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might purchase a call option. In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid.
It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

         When the Portfolio writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When the

Portfolio writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised the Portfolio would be obligated to sell the underlying security at the exercise price.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         The Portfolio may also write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

         The Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         The Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by the Portfolio from writing the option.

         The Portfolio generally purchases or writes options in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Investment Adviser. The Investment Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing purchase transaction at a time when the Investment Adviser believes it would be advantageous to do so.

         INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only be entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Investment Adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps.

         ZERO COUPON SECURITIES. To the extent consistent with its investment objectives, the Portfolio may invest without limit in "zero coupon" securities, which are debt securities that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The Portfolio may also invest in "pay-in-kind" debentures (i.e., debt obligations, the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Mortgage-related securities in which the Portfolio may invest may also include collateralized mortgage obligations ("CMOs") and multi-class pass-through securities. CMOs are debt obligations issued by special purpose entities that are secured by mortgage-backed certificates, including, in many cases, certificates issued by governmental and government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively CMOs unless the context indicates otherwise) may be issued by agencies or instrumentalities of the United States Government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches are known as "floating rate CMOs." Floating rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared.

         The staff of the Securities and Exchange Commission (the "Commission") has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a 1991 staff interpretation, the Portfolio's investments in certain qualifying CMOs, including REMICs, are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940

Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio will require that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         ILLIQUID SECURITIES. The Fund will not invest in securities for which there is no public market (i.e. illiquid securities). For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.

Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (NASD).

         The Investment Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         SPECIAL RISK CONSIDERATIONS. Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

         The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

         The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Investment Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Investment Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the

Portfolio's securities. In considering investments for the Portfolio, the Investment Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Investment Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

         In seeking to achieve the Portfolio's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

         EXTENT OF TRADING. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         ECONOMIC AND POLITICAL FACTORS. By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic change in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested in the restructuring and rescheduling of these obligations to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements; and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to those forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

         Expropriation, confiscatory taxation, nationalization, political or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         INVESTMENT CONTROLS AND REPATRIATION. Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of the sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

         OTHER CHARACTERISTICS OF INVESTMENT IN FOREIGN ISSUES. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Portfolio.

         There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         FUNDAMENTAL INVESTMENT POLICIES. The following restrictions supplement those already discussed. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

         The following restrictions provide that the Portfolio may not:

         1. Purchase any security of any issuer (other than United States Government securities) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of any issuer;

         2. Purchase the securities of any other investment company except in a regular transaction in the open market or as part of a merger, consolidation or purchase of assets;

         3. Invest more than 5% of the value of its total assets in the securities of any issuer, the business of which has been in continuous operation for less than three years;

         4. Purchase or retain the securities of any issuer if those officers and directors of the Fund or of the Investment Adviser beneficially owning individually more than 1/2 of 1% of the securities of such issuer together beneficially own more than 5% of the securities of such issuer;

         5. Invest in other companies for the purpose of exercising control of management;

         6. Purchase securities on margin, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the Portfolio to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets) or sell securities short;

         7. Borrow money except as previously set forth in 6 above;

         8. Make loans to other persons except loans of securities collateralized in cash at 100% each business day (the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan);

         9. Purchase any security (other than United States
Government securities) if as a result more than 25% of the value of its total assets would be invested in any one industry;

         10. Underwrite securities issued by other persons;

         11. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act, or any securities having no public market;

         12. Purchase or sell commodities or commodity contracts;

         13. Purchase or sell real estate, except that the Portfolio may invest in marketable securities secured by real estate or interests therein or issued by companies including real estate investment trusts, which deal in real estate or interests therein;

         14. Participate in a joint, or a joint and several, trading account in securities;

         15. Invest in interests in oil, gas or other mineral leases exploration or development programs;

         16. Issue any securities senior to the capital stock offered hereby; or

         17. Invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets at the time of purchase provided that not more than 2% of the Portfolio's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

         The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

         PORTFOLIO TURNOVER. Because the Portfolio will actively use trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis and, correspondingly, larger mark-up charges can be expected to be borne by the Portfolio in such cases. Management anticipates that the annual turnover in the Portfolio may be in excess of 600% in future years but is not expected to exceed 700%. An annual turnover rate of 600% occurs, for example, when all of the securities in the Portfolio are replaced six times in a period of one year. The portfolio turnover rates for the fiscal years ended June 30, 1997 and 1998 were 307% and 244%, respectively.

         The value of the Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objectives will be achieved.

____________________________________________________________

                     MANAGEMENT OF THE FUND
____________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Investment Adviser. Unless otherwise specified, the address of each of such persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN AND PRESIDENT (see biography, above).

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 56, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 38, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Department since prior to 1993.

         PAUL J. DENOON, VICE PRESIDENT, 34, is a Vice President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., SECRETARY, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 37, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, ASSISTANT SECRETARY, 42, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
47, is a Senior Vice President of AFS, with which he has been associated since prior to 1993.

         JUAN RODRIGUEZ, CONTROLLER, 40, Assistant Controller is an Assistant Vice President of AFS, with which he has been associated since prior to 1993.

         CARLA LaROSE, ASSISTANT CONTROLLER, 34, is a Manager of AFS with which she has been associated since prior to 1993.

         JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 38, is a Vice
President of AFS, with which he has been associated since prior to 1993.

         VINCENT S. NOTO, CONTROLLER, 34, is a Vice President of AFS, with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                                Total Number
                                                 Total Number   of Investment
                                                 of Funds in    Portfolios
                                                 the Alliance   Within the
                                  Total          Fund Complex,  Funds,
                                  Compensation   Including the  Including the
                                  from the       Fund, as to    Fund, as to
                    Aggregate     Alliance Fund  which the      which the
                    Compensation  Complex,       Director is a  Director is
                    from          Including      Director or    a Director
Name of Director    the Fund      the Fund       Trustee        or Trustee
_________________   _____________ _____________  _____________  _____________

John D. Carifa         $ -0-        $ -0-             53             118
Ruth Block             $1,777       $164,000          40              81
David H. Dievler       $1,777       $188,500          46              83
John H. Dobkin         $  963       $126,500          43              80
William H. Foulk, Jr.  $  960       $149,145          48             113
Dr. James M. Hester    $1,771       $156,500          40              77
Clifford L. Michel     $1,771       $194,500          41              93
Donald J. Robinson     $1,758       $217,358          44              107


         As of October 9, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Investment Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998, totaling more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Investment Adviser, comprising 123 separate investment portfolios, currently have more than 3.5 million shareholders. As of September 30, 1998, the Investment Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of June 30, 1998, the Investment Adviser was retained as an investment manager for employee benefit plan assets of 32 of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Investment Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Investment Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Investment Advisory Contract, the Investment Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. The Investment Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Investment Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Investment Adviser, the Fund may utilize personnel employed by the Investment Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be provided to the Fund at cost and the payments specifically approved by the Funds Board of Directors. The Fund paid to the Investment Adviser a total of $116,500 in respect of such services during the fiscal year of the Fund ended in 1998.

         For the fiscal years ended June 30, 1996, 1997 and 1998, the Investment Adviser received under the advisory agreement then in effect, the amounts of $3,676,819, $4,886,295 and $6,774,012 respectively, as advisory fees from the Portfolio.

         The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Investment Advisory Contract.

         The Investment Advisory Contract continues in effect for successive twelve-month periods computed from each July 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract until June 30, 1999 was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on March 28, 1998.

         The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Investment Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Investment Adviser may have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: Alliance Institutional Reserves, Inc., AFD Exchange Reserves, Inc., The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund,
Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance High Yield Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Directors (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 with respect to Class A and Class B shares, and was amended as of April 30, 1993 to permit the distribution of Class C shares, and September 30, 1996 to permit the distribution of Advisor Class shares.

         The Investment Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Portfolio's fiscal year ended June 30, 1998, with respect to Class A shares, the distribution services fees for expenditure payable to the Principal Underwriter amounted to $1,328,326, which constituted .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $1,296,760. Of the $2,625,086 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class A shares, $93,012 was spent on advertising, $42,752 on the printing and mailing of prospectuses for persons other than current shareholders, $1,238,645 for compensation to broker-dealers and other financial intermediaries (including $185,768 to the Fund's Principal Underwriter), $644,956 for compensation to sales personnel, and $605,721 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Portfolio's fiscal year ended June 30, 1998, with respect to Class B shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $5,773,033, which constituted 1% of the Portfolio's average daily net assets attributable to Class B shares during such fiscal year, and the Investment Adviser made payments from its own resources aggregating $4,392,207. Of the $10,165,240 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class B shares, $128,994 was spent on advertising, $61,203 on the printing and mailing of prospectuses for persons other than current shareholders, $8,463,841 for compensation to broker-dealers and other financial intermediaries (including $266,913 to the Fund's Principal Underwriter), $522,380 for compensation paid to sales personnel, and $374,271 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $614,551 was spent on financing of interest relating to Class B shares.

         During the Portfolio's fiscal year ended June 30, 1998, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $2,097,236, which constituted 1% of the Portfolio's average daily net assets attributable to Class C shares during such fiscal year, and the Investment Adviser made payments from its own resources aggregating $783,036. Of the $2,880,272 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class C shares, $59,977 was spent on advertising, $30,939 on the printing and mailing of prospectuses for persons other than current shareholders, $2,150,417 for compensation to broker-dealers and other financial intermediaries (including $129,864 to the Fund's Principal Underwriter), $234,999 for compensation paid to sales personnel, and $182,987 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $220,953 was spent on financing of interest relating to Class C shares.

         The Agreement will continue in effect for successive twelve-month periods (computed from each July 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until June 30, 1999 at their meeting held on March 28, 1998.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Portfolio may bear pursuant to the Agreement without the approval of a majority of holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Portfolio, voting separately by class or by a majority vote of the disinterested Directors as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Investment Adviser, receives a transfer agency fee per account holder for each of the Class A, Class B, Class C shares and Advisor Class shares of the Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended June

30, 1998, the Fund paid Alliance Fund Services, Inc.
$1,186,735 for transfer agency services.



                       PURCHASE OF SHARES


         The following information supplements that set forth in the Portfolio's Prospectus under the heading "Purchase and Sale of Shares."

GENERAL

              Shares of the Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or (iii) the Principal Underwriter.

         Advisor Class shares of the Portfolio may be purchased and hold solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes. For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations. If such accurate quotations are not readily available, securities will be valued at such other methods as the Directors believe would accurately reflect fair market value.

         The Fund will accept unconditional orders for shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents, or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing

House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Portfolio. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the

Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

ALTERNATIVE RETAIL PURCHASE ARRANGEMENTS -- CLASS A, CLASS B AND
CLASS C SHARES

         The alternative purchase arrangements available with respect to Class A shares, Class B shares, and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended June 30, 1998, 1997 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $6,503,230, $3,387,102, and $2,039,062, respectively. Of that amount, the Principal Underwriter received amounts of $211,204, $112,211, and $66,987 , respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $21,508, $668, and $-0-, respectively, on Class A shares, $570,591, $463,689, and $396,376, respectively, on Class B shares, and $77,109, $49,841, and $-0-, respectively, on Class C shares.

CLASS A SHARES

              The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      to Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price
________                ________    ________     ____________

Less than
   $100,000             4.44%       4.25%        4.00%
$100,000 but
   less than
   $250,000             3.36        3.25         3.00
$250,000 but
   less than
   $500,000             2.30        2.25         2.00
$500,000 but
   less than
   $1,000,000*          1.78        1.75         1.50

____________________


*There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from
reinvestment of dividends or capital gains distributions.   The
contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under Class B Shares. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Investment Adviser may, pursuant to the Agreement described above, pay such dealers or agents from its own resources a fee of up to .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under Combined Purchase Privilege below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves (AFDER) that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Portfolio on June 30, 1998.

              Net Asset Value per Class A Share
                   at June 30, 1998                        $14.19

              Per Share Sales Charge - 4.25%
                   of offering price   (4.44%)                .63
                   of net asset value per share)

              Class A Per Share Offering Price
                   to the Public                           $14.82
                                                           ======


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  - Alliance Growth Fund
  - Alliance Conservative Investors Fund
  - Alliance Growth Investors Fund
  - Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

           (i)     the investor's current purchase;

          (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000, purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Portfolio subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolio or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolio will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period, and (ii) the total purchase previously made during the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Investment Adviser or its affiliates;
(ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Investment Adviser; present or retired full-time employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates;

officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Investment Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker- dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                  Contingent Deferred
                                  Sales Charge as
                                       a % of
                   Year           Dollar Amount
              Since Purchase      Subject to Charge

                   First               3.0%
                   Second              2.0%
                   Third               1.0%
                   Thereafter          None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and by certain other persons associated with, the Investment Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.



               REDEMPTION AND REPURCHASE OF SHARES


         The following information supplements that set forth in the Portfolio's Prospectus(es) under "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Portfolio shareholder is entitled to request redemption by electronic fund transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificate have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's
address of record.   A shareholder otherwise eligible for
telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS - GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the

Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Portfolio may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.


GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.



                      SHAREHOLDER SERVICES


         The following information supplements that set forth in the Portfolio's Prospectus(es) under "Purchase and Sale of Shares --Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Portfolio for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Investment Adviser). In addition, (i) present officers and full-time employees of the Investment Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and
(iii) certain employee benefit plans for employees of the

Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Portfolio may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Portfolio has available forms of such plans pursuant to which investments can be made in the Portfolio and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, N.J.  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Portfolio is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $1 million on or before December 15 in any year, all Class B or C shares of the Portfolio held by the plan can be exchanged, at the Plans request without any sales charge, for Class A shares of the Portfolio.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Portfolio.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

         Shares of the Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of these limitations will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

         Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

____________________________________________________________

                         NET ASSET VALUE
____________________________________________________________

              The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

              In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Investment Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the-Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

              Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

              Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be Valued at the closing bid prices on that day.

              Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

              U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

              Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

              All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

              Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

              The Board of Directors may suspend the
determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

              For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid-and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

              The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.


____________________________________________________________

                     PORTFOLIO TRANSACTIONS
____________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

         The Investment Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction. Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Investment Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Investment Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Investment Adviser. Such services may be used by the Investment Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Investment Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal years ended June 30, 1996, 1997 and 1998, the Portfolio incurred no brokerage commissions.

____________________________________________________________

                              TAXES
____________________________________________________________

         The Fund advises the Portfolio's shareholders annually as to the Federal income tax status of dividends and distributions made to the Portfolio's shareholders during each calendar year.

         GENERAL. The Portfolio intends for each taxable year to qualify as a "regulated investment company" under the Code . To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer and
(b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). These requirements, among other things, may limit the Portfolio's ability to write and purchase options, to enter into interest rate swaps and to purchase or sell interest rate caps or floors.

         If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Portfolio and of sales or redemptions of Portfolio shares, and assumes that the Portfolio qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Portfolio, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio.

         After the end of the taxable year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

         SALES AND REDEMPTIONS. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         BACKUP WITHHOLDING. The Portfolio may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         UNITED STATES FEDERAL INCOME TAXATION OF THE FUND. The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Certain of the Portfolio's investments in Structured Securities may constitute, for federal income tax purposes, investments in shares of foreign corporations. If the Portfolio owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Portfolio does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Portfolio may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its United States shareholders. The Portfolio may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Portfolio as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Portfolio or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Pursuant to the Taxpayer Relief Act of 1997, the Portfolio could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, the Portfolio would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Portfolio's adjusted basis in the PFIC stock. The Portfolio would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Portfolio for prior taxable years. The Portfolio's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Portfolio, would be treated as ordinary loss. The Portfolio generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Portfolio purchases shares in a PFIC and the Portfolio does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Portfolio may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Portfolio. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         DISCOUNT OBLIGATIONS. Under current federal tax law, the Portfolio will include in income interest each year, in addition to stated interest received on obligations held by the Portfolio, amounts attributable to the Portfolio from holding (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities (including many Brady Bonds) purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires that a holder (such as the Portfolio) of a Discount Obligation accrue as income each year a portion of the discount at which the obligation was purchased by the Portfolio even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. The Portfolio will elect to likewise accrue and include in income each year a portion of the market discount with respect to a Discount Obligation or other obligation even though the Portfolio does not receive interest payments in cash on the securities which reflect that accrued discount.

         As a result of the applicable rules, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Portfolio has actually received as interest during the year.
Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such sales, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such sales.

         OPTIONS. Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss.

         With respect to options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         TAX STRADDLES. Any option or other position entered into or held by the Portfolio in conjunction with any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Portfolio's gains and losses with respect to straddle positions.

         CURRENCY FLUCTUATIONS. For Federal income tax purposes, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of debt securities denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

         OTHER TAXES. Income received by the Portfolio also may be subject to state, local and foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known.

         TAXATION OF FOREIGN STOCKHOLDERS. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

____________________________________________________________

                       GENERAL INFORMATION
____________________________________________________________

         The Portfolio is formally designated in the Charter of the Fund as the Monthly Income Portfolio. Class A shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Common Stock, Class B shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Class B Common Stock and Class C shares of the Portfolio are classified in the Charter of the Fund as shares of Monthly Income Portfolio Class C Common Stock. The Portfolio began conducting business as the Corporate Bond Portfolio as of January 4, 1993.

CAPITALIZATION

         All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of both Portfolios vote for the election of Directors and on any other matter that affects both Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

         The authorized capital stock of the Fund consists of 1,800,000,000 shares of Common Stock having a par value of $.001 per share. The authorized capital stock of the Portfolio currently consists of 250,000,000 shares of Class A Common Stock, 250,000,000 shares of Class B Common Stock, 250,000,000 shares of Class C Common Stock, and 250,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share Class A, Class B and Class C shares each represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class and transfer agency expenses of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 distribution plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by class.

         The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C and
Advisor Class Common Stock.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on October 9, 1998, there were 102,001,405 shares of common stock of the Portfolio outstanding. Of this amount, 36,617,484 shares were Class A, 49,629,021shares were Class B and 15,754,900shares were Class C shares. To the knowledge of the Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares the Portfolio as of October 9, 1998:

                                 NO. OF        % of      % of     % of
NAME AND ADDRESS                 SHARES       CLASS A   CLASS B  CLASS C

Merrill Lynch                   3,009,216     8.00%
Fund Admin
4800 Deer Lake Dr. East,
   2nd Floor
Jacksonville, FL  32244-6484

Merrill Lynch                   9,257,528               19.00%
Fund Admin
4800 Deer Lake Dr. East,
   2nd Floor
Jacksonville, FL  32244-6484

Merrill Lynch                   5,675,663                       36.00%
Fund Admin
4800 Deer Lake Dr. East,
   2nd Floor
Jacksonville, FL  32244-6484

CUSTODIAN

         State Street Bank and Trust Company "State Street," 225 Franklin Street, Boston, Massachusetts 02110, acts as the Funds Custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

PERFORMANCE INFORMATION

         From time to time, the Portfolio may advertise its "yield," "actual distribution rate" and "total return." The Portfolio will compute its yield, actual distribution rate and total return separately for Class A, Class B, Class C and Advisor Class shares. The Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is compounded separately for each class of shares. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of the Portfolio shares is assumed to have been paid.

         The yield for the month ended June 30, 1998 for Class A shares of the Portfolio was 6.63%, for Class B shares was 6.21% and for Class C shares was 6.21%. The actual distribution rate for such period for the Portfolio for Class A shares was 7.75%, for Class B shares was 7.42% and for Class C shares was 7.42%. The Portfolio's average annual total return for the one-year period ended June 30, 1998, was 4.04%, for the five-year period ended June 30, 1998, was 8.46% and for the ten-year period ended June 30, 1998, was 11.34% for Class A shares of the Portfolio; the average annual total return for the one-year period ended June 30, 1998 was 4.95%, for the five-year period ended June 30, 1998 was 8.67% and for the period January 3, 1993 (commencement of distribution) through June 30, 1998, was 11.15% for Class B shares of the Portfolio; and the average annual total return for the one-year period ended June 30, 1998, was 6.95%, for the five-year period ended June 30, 1998 was 8.67% and for the period
May 3, 1993 (commencement of distribution) through June 30, 1998, was 9.42% for Class C shares of the Portfolio.

         The Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Portfolio, its average portfolio maturity and its expenses.
Yield and total return information is useful in reviewing the Portfolio's performance and such information may provide a basis for comparison with other investments. Such other investments may include certificates of deposit, money market funds and corporate debt securities. However, an investor should know that investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Portfolio's shares are not insured or guaranteed by the U.S. Government. In comparison, certificates of deposit are guaranteed and pay a fixed rate of return; money market funds seek a stable net asset value; and corporate debt securities may provide a higher yield than those available from the Portfolio.

         Advertisements quoting performance rankings or ratings of the Fund's Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record payments of income dividends by the Portfolio may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times, and The Wall Street Journal, or other media on behalf of the Fund. The Portfolio has been ranked by Lipper in the category known as "corporate debt bonds BBB rated funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.





























                               76
00250123.AR2

____________________________________________________________

                    FINANCIAL STATEMENTS AND
                 REPORT OF INDEPENDENT AUDITORS

____________________________________________________________













































                               77
00250123.AR2

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL







PORTFOLIO OF INVESTMENTS
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

      STANDARD &                              PRINCIPAL
      POOR'S                                    AMOUNT
      RATINGS (A)                                (000)             VALUE
-------------------------------------------------------------------------
      CORPORATE DEBT
      OBLIGATIONS-71.3%
      AUTOMOTIVE-2.4%
BB+   Federal Mogul Corp.
        7.875%, 7/01/10                        $ 35,000     $ 35,043,750

      BANKING-3.0%
Baa3  FBOP Capital Trust I
        10.20%, 2/06/27 (b)(c)                   23,000       25,634,834
BB+   Northfork Capital Trust I
        8.70%, 12/15/26                          16,230       18,029,696
                                                            -------------
                                                              43,664,530

      BROADCASTING/MEDIA-7.5%
BBB-  News America, Inc.
        7.30%, 4/30/28 (b)                       55,000       56,755,160
Baa3  Time Warner, Inc.
        6.95%, 1/15/28 (c)                       50,000       50,845,550
                                                            -------------
                                                             107,600,710

      COMMUNICATIONS-13.5%
BBB-  Comcast Cable Communications
        8.875%, 5/01/17                          40,525       49,223,934
BB+   Paramount Communications, Inc.
        7.50%, 7/15/23                           31,176       31,273,144
BBB-  TCI Communications, Inc.
        6.875%, 2/15/06                          32,000       33,172,992
        7.875%, 2/15/26                          26,820       30,208,761
A-    U.S. West Capital Funding, Inc.
        6.875%, 7/15/28                          30,000       30,239,820
NR    Winstar Communications, Inc.
        10.00%, 3/15/08 (b)                       9,500        9,476,250
        11.00%, 3/15/08 (b)                      10,000        9,997,000
                                                            -------------
                                                             193,591,901

      FINANCIAL-16.6%
B-    Advanta Capital Trust I
        8.99%, 12/17/26 (b)                      12,000       10,281,948
BB    Dime Capital Trust I
        Series A
        9.33%, 5/06/27                           36,075       40,901,474
A     Nationsbank Corp.
        6.80%, 3/15/28                           47,700       48,923,505
BBB   Renaissance Capital Trust
        8.54%, 3/01/27                           19,470       20,930,250
BBB-  Selkirk Cogen Funding Corp.
        8.98%, 6/26/12                           30,000       34,632,000
BBB-  Sumitomo Bank Treasury Co.
        9.40%, 12/29/49 (b)                      35,500       34,989,759
BB+   Tokai Capital, LLC
        9.98%, 12/29/49 (b)                      51,300       47,584,392
                                                            -------------
                                                             238,243,328

      HEALTHCARE-1.6%
BBB   Healthsouth Corp.
        7.00%, 6/15/08 (b)                       22,500       22,307,985

      INDUSTRIAL-4.6%
B1    CSN Iron Brazil, SA
        9.125%, 6/01/07 (b)(c)                   42,500       34,106,250
BBB   Raytheon Co.
        7.20%, 8/15/27                           30,000       32,600,070
                                                              66,706,320

      INSURANCE-8.6%
BBB   Arkwright CSN Trust
        9.625%, 8/15/26 (b)                      38,500       45,798,329
BBB-  Delphi Funding LLC
        Series A
        9.31%, 3/25/27                           25,000       27,921,225
A+    Liberty Mutual Insurance
        7.697%, 10/15/97 (b)                     45,000       49,752,405
                                                            -------------
                                                             123,471,959

      PUBLIC UTILITIES-7.5%
BB+   CalEnergy Co., Inc.
        7.63%, 10/15/07                          46,000       46,193,430
A+    Consolidated Edison
        Series 94-A
        7.125%, 2/15/29                          22,000       22,562,540
BB+   El Paso Electric Co.
        8.90%, 2/01/06                           19,000       21,280,000
BB-   Niagara Mohawk Power Corp.
        7.625%, 10/01/05                         16,600       16,932,000
                                                            -------------
                                                             106,967,970


6


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

      STANDARD &                                PRINCIPAL
      POOR'S                                     AMOUNT
      RATINGS (A)                                (000)             VALUE
-------------------------------------------------------------------------
      RETAIL-2.7%
BBB+  Dayton Hudson Corp.
        6.75%, 1/01/28                          $38,000   $   38,570,304

      TRANSPORTATION-3.3%
BBB   United Airlines
        9.56%, 10/19/18                          37,716       47,956,460

      Total Corporate Debt Obligations
        (cost $1,002,307,910)                              1,024,125,217

      SOVEREIGN DEBT OBLIGATIONS-7.2%
      BRAZIL-1.8%
BB-   Republic of Brazil
        9.375%, 4/07/08                          10,000        8,870,000
        10.125%, 5/15/27                         20,000       17,240,000
                                                            -------------
                                                              26,110,000

      MEXICO-2.0%
BBB   United Mexican States
        11.50%, 5/15/26                          25,000       28,418,750

      RUSSIA-3.4%
BB-   Russian Ministry of Finance
        12.75%, 6/24/28 (b)                      20,000       17,875,000
NR    Russian IAN
        6.625%, 12/15/15                          1,140          633,947
NR    Russian Principal Loans FRN
        6.625%, 12/15/20 (d)                     65,000       30,283,500
                                                            -------------
                                                              48,792,447

      Total Sovereign Debt Obligations
        (cost $122,554,127)                                  103,321,197

      YANKEES-14.9%
      BANKING-1.3%
BBB   Dao Heng Bank, Ltd.
        7.75%, 1/24/07 (b)                       23,500       19,032,462

      COMMUNICATIONS-3.1%
BBB-  Telefonica de Argentina, SA
        9.125%, 5/07/08 (b)                      29,000       27,405,000
        11.875%, 11/01/04                        15,220       16,361,500
                                                            -------------
                                                              43,766,500

      FINANCIAL-2.1%
BBB   MC Cuernavaca Trust
        9.25%, 7/25/01 (b)                       33,208       30,550,614

      GAS-1.6%
BBB-  Transgas de Occidental, SA
        9.79%, 11/01/10 (b)                      22,588       22,531,364

      INDUSTRIAL-3.1%
C     Grupo Mexicano de Desarrollo, SA
        8.25%, 2/17/01 (c)(e)                    29,200        5,840,000
BB+   Reliance Industries, Ltd.
        9.375%, 6/24/26 (b)                      40,000       38,700,000
                                                            -------------
                                                              44,540,000

      REAL ESTATE-0.5%
BB    Guangzhou Shenzhen
        10.25%, 8/15/07                          10,000        7,756,000

      UTILITIES-3.2%
BB+   Empresa Electrica Del Norte, SA
        7.75%, 3/15/06 (b)                       38,240       32,379,720
BB+   Korea Electric Power Corp.
        7.75%, 4/01/13                           18,500       13,623,604
                                                            -------------
                                                              46,003,324

      Total Yankees
        (cost $245,298,178)                                  214,180,264

      U.S. GOVERNMENT OBLIGATIONS-3.9%
AAA   U.S. Treasury Bond
        6.125%, 11/15/27                         10,000       10,718,760
AAA   U.S. Treasury Strip
        Zero coupon, 5/15/20                    160,000       46,011,360

      Total U.S. Government Obligations
        (cost $54,007,330)                                    56,730,120


7


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                              SHARES OR
      STANDARD &                              PRINCIPAL
      POOR'S                                   AMOUNT
      RATINGS (A)                               (000)              VALUE
------------------------------------------------------------------------
BBB+  NB Capital Corp.
        8.35%
        (cost $43,000,000)                           43   $   44,556,170

      COMMERCIAL PAPER-1.0%
A-1+  General Electric Capital Corp.
        5.60%, 7/01/98 (c)
        (amortized cost $14,000,000)            $14,000       14,000,000


      PREFERRED STOCK-3.1%
      FINANCIAL-3.1%
      TOTAL INVESTMENTS-101.4%
        (cost $1,481,167,545)                              1,456,912,968
      Other assets less liabilities-(1.4%)                   (19,611,724)

      NET ASSETS-100%                                     $1,437,301,244


(a)  Unaudited

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1998, these securities amounted to $535,158,472 or 37.2% of net assets.

(c)  Moody's Rating

(d) Coupon consists of 3.3125% cash payment and 3.3125% paid-in-kind of Russian IAN's.

(e)  Security is in default and is non-income producing.

     Glossary of terms:

     FRN - Floating Rate Note
     IAN - Interest Arrears Note

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,481,167,545)    $1,456,912,968
  Cash                                                              9,811,870
  Interest receivable                                              23,655,707
  Receivable for capital stock sold                                 9,848,924
  Dividends receivable                                                897,625
  Receivable for investment securities sold                            88,442
  Prepaid expenses                                                     17,169
  Total assets                                                  1,501,232,705

LIABILITIES
  Payable for investment securities purchased                      52,873,578
  Payable for capital stock redeemed                                6,075,756
  Dividends payable                                                 3,039,993
  Distribution fee payable                                            880,703
  Advisory fee payable                                                637,400
  Accrued expenses                                                    424,031
  Total liabilities                                                63,931,461

NET ASSETS                                                     $1,437,301,244

COMPOSITION OF NET ASSETS
  Capital stock, at par                                              $101,312
  Additional paid-in capital                                    1,478,893,451
  Undistributed net investment income                               1,664,395
  Accumulated net realized loss on investment transactions        (19,103,337)
  Net unrealized depreciation of investments                      (24,254,577)
                                                               $1,437,301,244

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($510,396,926/
    35,972,098 shares of capital stock issued and outstanding)         $14.19
  Sales charge--4.25% of public offering price                            .63
  Maximum offering price                                               $14.82

 CLASS B SHARES
  Net asset value and offering price per share ($672,373,850/
    47,399,813 shares of capital stock issued and outstanding)         $14.19

  CLASS C SHARES
  Net asset value and offering price per share ($254,530,468/
    17,940,039 shares of capital stock issued and outstanding)         $14.19


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998            ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $101,360,629
  Dividends                                          3,980,092
                                                                  $105,340,721

EXPENSES
  Advisory fee                                       6,774,012
  Distribution fee - Class A                         1,328,326
  Distribution fee - Class B                         5,773,033
  Distribution fee - Class C                         2,097,236
  Transfer agency                                    1,635,082
  Custodian                                            264,205
  Printing                                             159,038
  Audit and legal                                      122,270
  Administrative                                       115,800
  Registration                                          85,669
  Taxes                                                 69,761
  Directors' fees                                       14,727
  Miscellaneous                                         18,431
  Total expenses                                                    18,457,590
  Net investment income                                             86,883,131

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      17,411,629
  Net realized gain on written options transactions                    282,969
  Net change in unrealized depreciation of investments             (14,341,150)
  Net gain on investments                                            3,353,448

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 90,236,579


See notes to financial statements.


10


STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $  86,883,131     $67,267,838
  Net realized gain on investments and options
    transactions                                    17,694,598      45,535,746
  Net change in unrealized depreciation of
    investments                                    (14,341,150)     12,490,228

  Net increase in net assets from operations        90,236,579     125,293,812

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (32,980,257)    (28,663,265)
    Class B                                        (39,538,622)    (33,588,524)
    Class C                                        (14,364,252)     (9,618,790)
  Distributions in excess of net investment
    income
    Class A                                         (3,979,895)             -0-
    Class B                                         (4,771,327)             -0-
    Class C                                         (1,733,407)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                     418,498,497     273,894,910
  Total increase                                   411,367,316     327,318,143

NET ASSETS
  Beginning of year                              1,025,933,928     698,615,785
  End of year (including undistributed net
    investment income of $3,285,397 and
    $1,077,850, respectively)                   $1,437,301,244  $1,025,933,928


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are currently sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


12


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, resulted in a net increase in undistributed net investment income and accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $115,800 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,186,735 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $211,204 from the sales of Class A shares and $21,508, $570,591 and $77,109 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $13,555,599 and $2,876,562 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $2,556,792,168 and $2,075,519,447, respectively, for the year ended June 30, 1998. There were purchases of $912,437,537 and sales of $930,383,796 of U.S. government and government agency obligations for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $1,487,349,000. Accordingly, gross unrealized appreciation of investments was


13


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

$42,368,803 and gross unrealized depreciation of investments was $72,804,835 resulting in net unrealized depreciation of $30,436,032.

At June 30, 1998, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,334,555, of which $2,817,216 expires in the year 2003 and $3,517,339 expires in the year 2004.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended June 30, 1998 were as follows:

                                                     NUMBER OF
                                                     CONTRACTS        PREMIUMS
                                                     ---------        --------
Options oustanding at beginning of year                     -0-     $       -0-
Options written                                        130,000       1,808,422
Options terminated in closing purchase transactions    (65,000)     (1,001,000)
Options expired                                             -0-             -0-
Options exercised                                      (65,000)       (807,422)
Options outstanding at June 30, 1998                        -0-     $       -0-


14


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           13,329,444     7,284,369    $191,806,767    $100,560,914
Shares issued in
  reinvestment of
  dividends and
  distributions        1,434,669     1,088,659      20,673,923      15,092,550
Shares converted from
  Class B              1,245,638       882,859      17,903,380      12,218,491
Shares redeemed       (6,171,084)   (3,997,163)    (88,725,044)    (55,154,472)
Net increase           9,838,667     5,258,724    $141,659,026     $72,717,483

CLASS B
Shares sold           19,913,781    13,809,148    $286,380,021    $190,717,837
Shares issued in
  reinvestment of
  dividends and
  distributions        1,579,489     1,108,727     22,757,300      15,370,487
Shares converted to
  Class A             (1,245,638)     (882,859)    (17,903,380)    (12,218,491)
Shares redeemed       (6,696,392)   (5,635,584)    (96,372,328)    (77,903,904)
Net increase          13,551,240     8,399,432    $194,861,613    $115,965,929

CLASS C
Shares sold           11,907,869     9,879,749    $171,701,245    $137,855,734
Shares issued in
  reinvestment of
  dividends and
  distributions          773,490       356,660      11,154,530       4,970,992
Shares redeemed       (7,056,779)   (4,174,633)   (100,877,917)    (57,615,228)
Net increase           5,624,580     6,061,776     $81,977,858     $85,211,498


15


FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            ------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.92       $12.51       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.08(a)      1.15(a)      1.26         1.19         1.11
Net realized and unrealized gain (loss)
  on investment transactions                     .12          .97          .27          .36        (1.36)
Net increase (decrease) in net asset
  value from operations                         1.20         2.12         1.53         1.55         (.25)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.08)       (1.22)       (1.16)       (1.14)       (1.11)
Distributions in excess of net investment
  income                                        (.12)          -0-          -0-          -0-        (.03)
Distributions from net realized gains             -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions              (1.20)       (1.22)       (1.16)       (1.14)       (1.39)
Net asset value, end of year                  $14.19       $14.19       $13.29       $12.92       $12.51

TOTAL RETURN
Total investment return based on net
  asset value (b)                               8.66%       16.59%       12.14%       13.26%       (2.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $510,397     $370,845     $277,369     $230,750     $219,182
Ratio of expenses to average net assets         1.05%        1.12%        1.20%        1.24%        1.30%
Ratio of net investment income to average
  net assets                                    7.52%        8.34%        9.46%        9.70%        7.76%
Portfolio turnover rate                          244%         307%         389%         387%         372%


See footnote summary on page 18.


16


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      CLASS B
                                            ------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                             ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.92       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .98(a)      1.05(a)      1.15         1.11         1.02
Net realized and unrealized gain (loss)
  on investment transactions                     .13          .98          .29          .36        (1.37)
Net increase (decrease) in net asset
  value from operations                         1.11         2.03         1.44         1.47         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.98)       (1.13)       (1.07)       (1.05)       (1.04)
Distributions in excess of net investment
  income                                        (.13)          -0-          -0-          -0-        (.01)
Distribution from net realized gains              -0-          -0-          -0-          -0-        (.25)
Total dividends and distributions              (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of year                  $14.19       $14.19       $13.29       $12.92       $12.50

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.95%       15.80%       11.38%       12.54%       (3.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $672,374     $480,326     $338,152     $241,393     $184,129
Ratio of expenses to average net assets         1.75%        1.82%        1.90%        1.99%        2.00%
Ratio of net investment income to average
  net assets                                    6.80%        7.62%        8.75%        9.07%        7.03%
Portfolio turnover rate                          244%         307%         389%         387%         372%



See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            -------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            -------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                           -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.19       $13.29       $12.93       $12.50       $14.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .99(a)      1.04(a)      1.14         1.10         1.02
Net realized and unrealized gain (loss)
  on investment transactions                     .12          .99          .29          .38        (1.37)
Net increase (decrease) in net asset
  value from operations                         1.11         2.03         1.43         1.48         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.99)       (1.13)       (1.07)       (1.05)       (1.05)
Distributions in excess of net investment
  income                                        (.12)          -0-          -0-          -0-          -0-
Distribution from net realized gains              -0-          -0-          -0-          -0-        (.25)
 Total dividends and distributions              (1.11)       (1.13)       (1.07)       (1.05)       (1.30)
Net asset value, end of year                   $14.19       $14.19       $13.29       $12.93       $12.50

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.95%       15.80%       11.30%       12.62%       (3.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $254,530     $174,762      $83,095      $51,028      $50,860
Ratio of expenses to average net assets         1.75%        1.82%        1.90%        1.84%        1.99%
Ratio of net investment income to average
  net assets                                    6.83%        7.61%        8.74%        8.95%        6.98%
Portfolio turnover rate                          244%         307%         389%         387%         372%



(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charge are not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
August 4, 1998

19

____________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

    Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

(LOGO)                                 ALLIANCE BOND FUND, INC. -
                                       U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________

c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                      November 2, 1998
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the U.S. Government Portfolio (the "Portfolio") of the Alliance Bond Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Portfolio and, if the Portfolios begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Portfolio (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B, and Class C shares, the "Prospectus(es)"). Copies of the Prospectus(es) of the Portfolio may be obtained by contacting Alliance Fund Services, Inc., at the address or the "For Literature" telephone number shown above. The Portfolio currently does not offer Advisor Class shares.

                        TABLE OF CONTENTS

                                                             Page

    Description of the Portfolio..........................
    Management of the Fund................................
    Expenses of the Fund..................................
    Purchase of Shares....................................
    Redemption and Repurchase of Shares...................
    Shareholder Services..................................
    Net Asset Value.......................................
    Portfolio Transactions................................
    Taxes.................................................
    General Information...................................
    Financial Statements and Report of Independent
      Auditors............................................
    Appendix A: Certain Employee Benefit Plans............    A-1

________________________________

(R) This is a registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                  DESCRIPTION OF THE PORTFOLIO
_______________________________________________________________

INTRODUCTION TO THE FUND

         The Fund is an open-end management investment company whose shares are offered in separate series referred to as Portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objective policies. A shareholder in the portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value of that portfolio represented by the redeemed shares. (See "Purchase of Shares" and "Redemption and Repurchase of Shares," in the Portfolio's Prospectus.) The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives.

         The Fund currently has two portfolios: the U.S. Government Portfolio (the "Portfolio"), which is described in this Statement of Additional Information, and the Corporate Bond Portfolio, which is described in a separate Statement of Additional Information. Copies of the Corporate Bond Portfolio's Prospectus and Statement of Additional Information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

THE U.S. GOVERNMENT PORTFOLIO

         Except as otherwise indicated, the Fund's investment policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Portfolio will achieve its investment objective.

INVESTMENT OBJECTIVE

         The investment objective of the Portfolio is to seek as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, which cannot be changed without approval of the Portfolio's shareholders, the Portfolio pursues its objective by investing solely in securities that are issued or guaranteed by the U.S. Government or its instrumentalities and backed by the full faith and credit of the United States ("U.S. Government Securities").

         The Board of Directors of the Fund has approved, and has recommended to the Shareholders of the Portfolio for their approval, changes to the Portfolio's investment objectives and policies. These proposed changes are more fully described in the Prospectus.

HOW THE PORTFOLIO PURSUES ITS OBJECTIVE

         The Portfolio pursues its investment objective by investing in U.S. Government Securities.

         U.S. Government securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Farmers Home Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Federal Housing Administration and the Small Business Administration). The maturities of U.S. Government securities usually range from three months to 30 years.

         Securities issued by GNMA ("GNMA Certificates") differ in certain respects from other U.S. Government securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan-associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the United States. GNMA Certificates also differ from other U.S. Government securities in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the Certificate. Upon receipt, principal payments are used by the Portfolio to purchase additional U.S. Government securities.

         The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a price which is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

         Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

         Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

         Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

         The Portfolio may invest in stripped mortgage-related securities ("SMRS") which are derivative multi-class mortgage-related securities. The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. SMRS in which the Portfolio may invest are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA Certificates ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS, may be more volatile than mortgage-related securities that are not stripped.

         In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid. However, these securities will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Directors.

         ILLIQUID SECURITIES. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. See "Additional Investment Policies and Practices," below. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (NASD).

          Alliance Capital Management L.P., the Fund's investment adviser (the "Investment Adviser"), acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         PORTFOLIO TURNOVER. Because the Portfolio will actively use trading to benefit from yield disparities among different issues of U.S. Government Securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by the Portfolio. Management anticipates that the annual turnover in the Portfolio may be in excess of 400% in future years (but is not expected to exceed 500%). An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio are replaced four times in a period of one year. The portfolio turnover rates for the fiscal years ended June 30, 1997 and 1998 were 330% and 153%, respectively.

         The value of the Portfolio's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions supplement those set forth in the Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

         The following restrictions provide that the Portfolio may not:

              1.   Invest in companies for the purpose of
         exercising control of management;

              2. Issue any senior securities as defined in the Investment Company Act of 1940, as amended (the "1940
         Act"), (except to the extent that when-issued securities transactions, forward commitments or stand- by commitments may be considered senior securities);

              3. Participate on a joint or a joint and several basis in any trading account in securities;

              4.   Effect a short sale of any security;

              5. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities;

              6.   Invest in the securities of any other
         investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders; or

              7.   Write, purchase or sell puts, calls or
         combinations thereof;

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not: (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;
(ii) make loans to other persons; (iii) effect a short sale of any security; (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or (v) write, purchase or sell puts, calls or combinations thereof.

         In addition to the restrictions set forth above in connection with the qualification of its shares for sale in certain states, the following restrictions apply and provide that the Portfolio may not:

              1. Invest more than 15% of average net assets at the time of purchase in securities which are not readily marketable including restricted securities;

              2.   Invest in warrants (other than warrants
         acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result such warrants valued at the lower of cost or market would exceed 5% of the value of the Portfolio's net assets provided that not more than 2% of the Portfolio's net assets may be in warrants not listed on the New York or American Stock Exchanges;

              3.   Engage in the purchase of real estate
         (including limited partnership interests) excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate;

              4.   Invest in oil, gas or other mineral leases; or

              5. Invest more than 15% of the Portfolio's total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

         The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Investment Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,** 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.
____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

         JOHN D. CARIFA,*** 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

____________________

***    An "interested person" of the Fund as defined in the 1940
       Act.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN AND PRESIDENT (see biography, above).

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 56, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1992.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 38, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Department since prior to 1993.

         PATRICIA J. YOUNG, SENIOR VICE PRESIDENT, 43, is a
Senior Vice President of ACMC, with which she has been associated since 1993.

         JEFFREY S. PHLEGAR, VICE PRESIDENT, 31, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., SECRETARY, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 37, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Financial Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         ANDREW L. GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc.

         EMILIE D. WRAPP, ASSISTANT SECRETARY, 42, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
48, is a Senior Vice President of Alliance Fund Services, Inc.
("AFS"), with which he has been associated since prior to 1993.

         JUAN RODRIGUEZ, CONTROLLER, 40, is an Assistant Vice
President of AFS, with which he has been associated since prior to 1993.

         CARLA LaROSE, ASSISTANT CONTROLLER, 34, is a Manager of AFS, with which she has been associated since prior to 1993.

         JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 38, is a Vice
President of AFS, with which he has been associated since prior to 1993.

         VINCENT S. NOTO, CONTROLLER, 33, is a Vice President of AFS, with which he has been associated since prior to 1993.


         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 1998, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within the companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                 Total Number
                                                  Total Number   of Investment
                                                  of Funds in    Portfolios
                                    Total         the Alliance   Within the
                                    Compensation  Fund Complex,  Funds,
                                    From the      Including the  Including the
                                    Alliance      Fund, as to    Fund, as to
                                    Fund          which the      which the
                     Aggregate      Complex,      Director is a  Director is a
                     Compensation   Including     Director or    Director or
Name of Director     from the Fund  the Fund      Trustee        Trustee
________________     _____________  ____________  _____________  _____________

John D. Carifa          $ -0-        $ -0-              53             118
Ruth Block              $1,777       $164,500           40              81
David H. Dievler        $1,777       $188,500           46              83
John H. Dobkin          $  963       $126,500           43              80
William H. Foulk, Jr.   $  960       $149,145           48             113
Dr. James M. Hester     $1,771       $156,500           40              77
Clifford L. Michel      $1,771       $194,500           41              93
Donald J. Robinson      $1,758       $217,358           44             107

         As of October 9, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

INVESTMENT ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Investment Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998, totaling more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Investment Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Investment Adviser, comprising 123 separate investment portfolios, currently have more than 3.5 million shareholders. As of September 30, 1998, the Investment Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul,

Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw.  As of June
30, 1998, the Investment Adviser was retained as an investment manager for employee benefit plan assets of 32 of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Investment Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Investment Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Investment Advisory Contract, the Investment Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. The Investment Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Investment Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Investment Adviser, the Fund may utilize personnel employed by the Investment Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Investment Adviser a total of $116,256 in respect of such services during the fiscal year of the Fund ended in 1998.

         For the fiscal years ended June 30, 1996, 1997 and 1998, the Investment Adviser received under the advisory agreement, $7,041,367, $5,646,070 and $4,949,100, respectively, as advisory fees from the Portfolio.

         The Investment Advisory Contract became effective on
July 22, 1992. The Investment Advisory Contract continues in effect for successive twelve-month periods computed from each July 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract until June 30, 1999 was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on March 28, 1998.

         The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Investment Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Investment Adviser may have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Investment Adviser to the accounts involved, including the Fund. When two or more of the clients of the Investment Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: Alliance Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Institutional Funds, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World

Dollar Government Fund, Inc., Alliance World Dollar Government
Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested
Directors (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992 with respect to Class A and Class B shares, and was amended as of April 30, 1993 to permit the distribution of Class C shares and

September 30, 1996 to permit the distribution of Advisor Class shares.

         In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.
Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Investment Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Portfolio's fiscal year ended June 30, l998, with respect to Class A shares, the distribution services fees for expenditure payable to the Principal Underwriter amounted to $1,061,547, which constituted .30 of 1.00% of the Portfolio's average daily net assets attributable to Class A shares during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $453,091. Of the $1,514,638 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class A shares, $68,403 was spent on advertising, $11,830 on the printing and mailing of prospectuses for persons other than current shareholders, $1,021,799 for compensation to broker-dealers and other financial intermediaries (including $147,956 to the Fund's Principal Underwriter), $93,719 for compensation to sales personnel, and $318,887 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Portfolio's fiscal year ended June 30, 1998 with respect to Class B shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $4,316,412, which constituted 1% of the Portfolio's average daily net assets attributable to Class B shares during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $-0-. Of the $2,928,267 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class B shares, $85,374 was spent on advertising, $13,007 on the printing and mailing of prospectuses for persons other than current shareholders, $2,043,341 for compensation to broker- dealers and other financial intermediaries (including $190,377 to the Fund's Principal Underwriter), $71,465 for compensation paid to sales personnel, $265,680 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $449,400 was spent on the financing of interest relating to Class B shares, and $1,388,145 was used to offset the distribution service fees paid in prior years.

         During the Portfolio's fiscal year ended June 30, 1998, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,161,590, which constituted 1% of the Portfolio's average daily net assets attributable to Class C shares during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $590,824. Of the $1,752,414 paid by the Portfolio and the Investment Adviser under the Plan with respect to Class C shares, $65,262 was spent on advertising, $10,530 on the printing and mailing of prospectuses for persons other than current shareholders, $1,333,292 for compensation to broker-dealers and other financial intermediaries (including $126,483 to the Fund's Principal Underwriter), $46,440 for compensation paid to sales personnel, $175,003 was spent on printing of sales literature, travel, entertainment, due diligence, other promotional expenses, and $121,887 was spent on the financing of interest relating to Class C shares.

         The Agreement will continue in effect for successive twelve-month periods (computed from each July 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until June 30, 1999 at their meeting held on March 28, 1998.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities, of the Portfolio, voting separately by class, or by a majority vote of the disinterested Directors, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Investment Adviser, receives a transfer agency fee per account holder for each of the Class A, Class B, Class C shares and Advisor Class shares of the Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended June 30, 1998, the Fund paid Alliance Fund Services, Inc. $820,628 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Prospectus(es) under "Purchase and Sale of Shares -- How to
Buy Shares."

GENERAL

         Shares of the Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset- based sales charge, in each case as described below. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Portfolio may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through
(iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset- based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Portfolio either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's Portfolio shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Portfolio may refuse any order for the purchase of shares. The Portfolio reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently
4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents, or financial representatives, as applicable, the applicable public offering price will be the net asset value so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Portfolio. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Portfolio. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Portfolio and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature.
Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

ALTERNATIVE RETAIL PURCHASE ARRANGEMENTS -- CLASS A, CLASS B AND
CLASS C SHARES****

____________________

**** Advisor Class shares are sold only to investors described above in this section under "-- General".

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended June 30, 1998, 1997 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $836,243, $693,220, and $534,472 , respectively. Of that amount, the Principal Underwriter received amounts of $21,924, $32,721, and $26,128 , respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $10,096, $-0- and $- 0-, respectively, on Class A shares, $291,831, $478,593 and $1,113,832, respectively, on Class B shares, and $31,629, $19,275 and $-0-, respectively, on Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                     As % of     to Dealers
                        As % of      the         or Agents
                        Net          Public      As % of
Amount of               Amount       Offering    Offering
Purchase                Invested     Price       Price

Less than
   $100,000.......      4.44%        4.25%       4.00%
$100,000 but
    less than
   $250,000 ......      3.36         3.25        3.00
$250,000 but
    less than
   $500,000.......      2.30         2.25        2.00
$500,000 but
    less than
   $1,000,000*....      1.78         1.75        1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Investment Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to
 .25 of 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under Combined Purchase Privilege below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves (AFDER) that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares- -Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Portfolio aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Portfolio on June 30, 1998.

         Net Asset Value per Class A Share
            at June 30, 1998                     $7.57

         Per Share Sales Charge - 4.25%
            of offering price   (4.44%             .34
            of net asset value per share)        _____

         Class A Per Share Offering Price
            to the Public                        $7.91
                                                 =====


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Portfolio into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio

  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  - Alliance Growth Fund
  - Alliance Conservative Investors Fund
  - Alliance Growth Investors Fund
  - Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the sales charge for the $100,000, purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Portfolio subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolio or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolio will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Investment Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Investment Adviser; present or retired full-time employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchase for investment purposes (such shares may not be resold except to the Fund); (iii) the Investment Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;
(v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services;
(vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                        Contingent Deferred Sales
         Year           Charge as a % of Dollar
    Since Purchase      Amount Subject to Charge

    First                           3.0%
    Second                          2.0%
    Third                           1.0%
    Thereafter                      None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Portfolio to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Investment Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus(es) under "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.





         TELEPHONE REDEMPTIONS - GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account.
Neither the Fund nor the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Portfolio may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

______________________________________________________________

                      SHAREHOLDER SERVICES
______________________________________________________________

         The following information supplements that set forth in the Portfolio's Prospectus(es) under "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein.
A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Investment Adviser). In addition, (i) present officers and full-time employees of the Investment Adviser, (ii) present Directors or

Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Investment Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Portfolio may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Portfolio has available forms of such plans pursuant to which investments can be made in the Portfolio and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, N.J.  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Portfolio is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by the qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Portfolio held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Portfolio.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Portfolio.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

         Shares of the Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of these limitations will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Portfolio accounts, Class A, Class B, Class C or Advisor Class accounts with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

         Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Investment Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be Valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid-and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange- traded interest rate futures contracts.

         The Investment Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction. Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Investment Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Investment Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Investment Adviser. Such services may be used by the Investment Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Investment Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal years ended June 30, 1996, 1997 and 1998, the Portfolio incurred no brokerage commissions.

______________________________________________________________

                              TAXES
______________________________________________________________

         The Fund advises the Portfolio's shareholders annually as to the Federal income tax status of dividends and distributions made to a Portfolio's shareholders during each calendar year.

         GENERAL. The Portfolio intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). These requirements, among other things, may limit the Portfolio's ability to write and purchase options, to enter into interest rate swaps and to purchase or sell interest rate caps or floors.

         If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Portfolio and of sales or redemptions of Portfolio shares, and assumes that the Portfolio qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Portfolio, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above.
Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio.

         Since the Portfolio expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Portfolio's dividends or distributions will qualify for the dividends-received deduction for corporations.

         A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified retirement plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         After the end of the taxable year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

         SALES AND REDEMPTIONS. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         BACKUP WITHHOLDING. The Portfolio may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         ZERO COUPON TREASURY SECURITIES. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

         STRIPPED MORTGAGE-RELATED SECURITIES. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class' stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received, with possible results as described above.

         TAXATION OF FOREIGN STOCKHOLDERS. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

CAPITALIZATION

         The authorized capital stock of the Fund consists of 1,800,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. Shares of both Portfolios vote for the election of Directors and on any other matter that affects both Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

         The authorized capital stock of the Portfolio currently consists of 200,000,000 shares of Class A Common Stock, 200,000,000 shares of Class B Common Stock, and 200,000,000 shares of Class C Common Stock, and 200,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share.
Class A, Class B and Class C shares each represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class and transfer agency expenses of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of both the Class A shareholders and the Class B shareholders an amendment to the Rule 12b-1 distribution plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the

Class A shareholders and the Class B shareholders will vote separately by class.

         The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C and
Advisor Class Common Stock.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on October 9, l998, there were 126,029,973 shares of common stock of the Portfolio outstanding. Of this amount, 50,776,074 shares were Class A shares, 55,773,400 shares were Class B shares and 19,480,499 shares were Class C shares. To the knowledge of the Portfolio, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Portfolio as of October 9, 1998:

                           No of        % of     % of      % of
Name and Address           Shares      Class A  Class B   Class C

Merrill Lynch              5,568,465   11.00%
Fund Administration
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32244-6484

Merrill Lynch              12,797,402           23.00%
Fund Administration
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32244-6484

Merrill Lynch              7,879,480                      41.00%
Fund Administration
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32244-6484

Ho Chunk Nation            1,103,010                      6.0%
P.O. Box 640
Black River Falls, WI  54615-0640

CUSTODIAN

         State Street Bank and Trust Company ("State Street"),
225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's Custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Portfolio offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

PERFORMANCE INFORMATION

         From time to time, the Portfolio advertises its "yield," "actual distribution rate" and "total return." The Portfolio will compute its yield, actual distribution rate and total return separately for Class A, Class B and Class C shares. The Portfolio will compute its yield, actual distribution rate and total return separately for Class A, Class B and Class C. The Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares. Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed one, five and ten year periods (or, if shorter, the period since the Portfolio's inception). The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of the Portfolio's shares is assumed to have been paid.

         The yield for the month ended June 30, 1998 for the Class A shares of the Portfolio was 6.09%, for Class B shares was 5.66% and for Class C shares was 5.66%. The actual distribution rate for such period for the Portfolio for Class A shares was

6.86%, for Class B shares was 6.42% and for Class C shares was 6.42%. The Portfolio's average annual total return for the one-year period ended June 30, 1998 was 5.33%, for the five-year period ended June 30, 1998 was 4.32% and for the ten-year period ended June 30, 1998 was 7.26% for Class A shares of the Portfolio; the average annual total return for the one-year period ended
June 30, 1998 was 6.20%, for the five-year period ended June 30, 1998 was 4.45% and for the period September 30, 1991 (commencement of distribution) through June 30, 1998, was 6.12% for Class B shares of the Portfolio; and the average annual total return for the one-year period ended June 30, 1998, was 8.21%, for the five-year period ended June 30, 1998 was 4.45% and for the period May 3, 1993 (commencement of distribution) through June 30, 1998 was 4.73% for Class C shares of the Portfolio.

         Yield and total return are computed separately for the Portfolio's Class A, Class B, Class C and Advisor Class shares. The Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by the Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Portfolio's performance and such information may provide a basis for comparison with other investments. Such other investments may include certificates of deposit, money market funds and corporate debt securities. However, an investor should know that investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Portfolio's shares are not insured or guaranteed by the U.S. Government. In comparison, certificates of deposit are guaranteed and pay a fixed rate of return; money market funds seek a stable net asset value; and corporate debt securities may provide a higher yield than those available from the Portfolio.

         Advertisements quoting performance rankings or ratings of the Fund's Portfolio as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record payments of income dividends by the Portfolio may also from time to time be sent to investors or placed in newspapers, magazines, such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Portfolio has been ranked by Lipper in the category known as "U.S. Government bond funds".

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS
____________________________________________________________

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL




PORTFOLIO OF INVESTMENTS
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-98.8%
U.S. TREASURY SECURITIES-70.4%
U.S. TREASURY BONDS-65.7%
  8.00%, 11/15/21                              $ 56,400     $ 72,683,808
  8.125%, 5/15/21                                34,100       44,399,223
  8.875%, 8/15/17                                39,000       53,167,920
  11.625%, 11/15/02                              11,500       14,173,750
  12.00%, 8/15/13                                71,085      105,394,886
  12.50%, 8/15/14                                65,150      101,471,125
  14.00%, 11/15/11                              110,900      172,051,369
                                                            -------------
                                                             563,342,081

U.S. TREASURY NOTE-4.6%
  8.75%, 8/15/00                                 36,800       39,146,000

U.S. TREASURY BILL-0.1%
  4.50%, 7/09/98                                    825          824,175
Total U.S. Treasury Securities
  (cost $589,798,040)                                        603,312,256

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-19.8%
Collateralized Mortgage Obligations
  Series 1997-8
  7.00%, 9/16/21                                 16,000       16,090,080
  Series 1997-10 Cl.C
  9.50%, 4/16/25                                 26,250       28,629,037
  Series 1997-11 Cl.C
  9.50%, 10/20/25                                28,052       30,537,127
                                                            -------------
                                                              75,256,244

Mobile Homes
  8.00%, 8/15/16                                    583          604,410
  8.25%, 6/15/05-3/15/16                          4,177        4,349,930
  8.50%, 5/15/08-1/15/12                            899          941,134
  8.75%, 11/15/00-1/15/12                         3,043        3,195,380
  9.00%, 10/15/11-1/15/12                         1,054        1,105,944
  9.25%, 1/15/13                                    243          259,620
  9.75%, 5/15/99-1/15/13                          4,857        5,178,353
  10.25%, 2/15/03-6/15/13                         4,500        4,799,652
                                                            -------------
                                                              20,434,423

Project Loans
  8.50%, 11/15/12-11/15/31                       14,438       15,146,739
Single Family Homes
  7.50%, 9/15/21-9/15/24                          1,476        1,529,860
  8.00%, 3/15/12                                 49,094       50,950,198
  9.00%, 7/20/24-9/20/24                          6,008        6,393,371
                                                            -------------
                                                              58,873,429

Total Government National Mortgage Association
  (cost $172,864,327)                                        169,710,835

FEDERAL AGENCY SECURITIES-8.6%
Financial Assistance Corp.
  9.45%, 11/21/03                                26,000       26,346,580
  9.50%, 4/16/04                                 31,506       32,441,413
United States Agency for
  International Development
  7.11%, 2/01/12                                 14,000       15,190,000
Total Federal Agency Securities
  (cost $81,483,529)                                          73,977,993

TOTAL INVESTMENTS-98.8%
  (cost $844,145,896)                                        847,001,084
Other assets less liabilities-1.2%                            10,393,411

NET ASSETS-100%                                             $857,394,495


See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $844,145,896)       $  847,001,084
  Cash                                                                   4,282
  Interest receivable                                               14,321,861
  Receivable for capital stock sold                                  4,243,795
  Total assets                                                     865,571,022

LIABILITIES
  Payable for capital stock redeemed                                 4,856,468
  Dividends payable                                                  1,603,541
  Advisory fee payable                                               1,196,743
  Distribution fee payable                                             117,808
  Accrued expenses                                                     401,967
  Total liabilities                                                  8,176,527

NET ASSETS                                                      $  857,394,495

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      113,214
  Additional paid-in capital                                     1,065,882,616
  Distributions in excess of net investment income                  (1,603,541)
  Accumulated net realized loss on investment transactions        (209,847,930)
  Net unrealized appreciation of investments and other assets        2,850,136
                                                                $  857,394,495

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($352,748,821/
    46,592,789 shares of capital stock issued and outstanding)           $7.57
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $7.91

  CLASS B SHARES
  Net asset value and offering price per share ($390,253,252/
    51,518,944 shares of capital
  stock issued and outstanding)                                          $7.57

  CLASS C SHARES
  Net asset value and offering price per share ($114,392,422/
    15,101,775 shares of capital stock issued and outstanding)           $7.57


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $73,317,122

EXPENSES
  Advisory fee                                       $4,949,100
  Distribution fee - Class A                          1,061,547
  Distribution fee - Class B                          4,316,412
  Distribution fee - Class C                          1,161,590
  Transfer agency                                     1,169,281
  Custodian                                             212,134
  Printing                                              141,221
  Administrative                                        116,256
  Audit and legal                                        81,258
  Taxes                                                  73,971
  Registration                                           51,061
  Directors' fees                                        12,225
  Miscellaneous                                          10,342
  Total expenses                                                     13,356,398
  Net investment income                                              59,960,724

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                        4,547,564
  Net change in unrealized depreciation of
    investments and other assets                                     17,676,067
  Net gain on investment transactions                                22,223,631

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $82,184,355


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 1998   JUNE 30, 1997
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $ 59,960,724   $   76,613,835
  Net realized gain (loss) on investment
    transactions                                    4,547,564      (17,906,339)
  Net change in unrealized appreciation
    (depreciation) of investmentsand other assets  17,676,067        4,101,240
  Net increase in net assets from operations       82,184,355       62,808,736

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (25,072,563)     (28,676,683)
    Class B                                       (27,489,182)     (38,040,411)
    Class C                                        (7,398,979)      (9,425,145)
  Tax return of capital
    Class A                                        (1,242,637)        (537,368)
    Class B                                        (1,362,408)        (712,834)
    Class C                                          (366,705)        (176,616)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (104,135,594)    (235,558,940)
  Total decrease                                  (84,883,713)    (250,319,261)

NET ASSETS
  Beginning of year                               942,278,208    1,192,597,469
  End of year                                   $ 857,394,495   $  942,278,208


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclas sified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


9



NOTES TO FINANCIAL STATEMENTS(CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

During the current fiscal year, permanent differences, primarily due to expiration of capital loss carryforwards and return of capital distributions, resulted in a net decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital and distributions in excess of net investment income. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate of .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately
 .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $116,256 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1998.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $820,628 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $21,924 from the sale of Class A shares and $10,096, $291,831 and $31,629 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1998.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,204,946, and $4,179,954 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $21,304,290 and $20,870,217, respectively, for the year ended June 30, 1998. Purchases and sales of U.S. government obligations aggregated $1,364,538,957 and $1,517,667,848, respectively, for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $845,609,579. Accordingly, gross unrealized appreciation of investments was $15,889,181 and gross unrealized depreciation of investments was $14,497,676, resulting in net unrealized appreciation of $1,391,505.


10



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

At June 30, 1998, the Portfolio had a capital loss carryforward for federal income tax purposes of $208,384,247, of which $8,257,319 expires in the year 1999; $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005 and $3,736,379 expires in the year 2006.

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           10,804,046     7,330,644   $  81,364,926   $  54,720,782
Shares issued in
  reinvestment of
  dividends and
  distributions        1,651,986     1,852,073      12,448,223      13,859,387
Shares converted
  from Class B         2,908,590     2,400,559      21,971,601      17,892,778
Shares redeemed      (16,621,353)  (16,635,865)   (125,182,615)   (124,255,277)
Net decrease          (1,256,731)   (5,052,589)  $  (9,397,865)  $ (37,782,330)

CLASS B
Shares sold            6,931,240     5,813,050   $  52,278,662   $  43,483,332
Shares issued in
  reinvestment of
  dividends and
  distributions        1,813,058     2,166,310      13,660,347      16,211,718
Shares converted
  to Class A          (2,908,590)   (2,400,559)    (21,971,601)    (17,892,778)
Shares redeemed      (17,960,112)  (25,514,220)   (135,276,839)   (190,768,847)
Net decrease         (12,124,404)  (19,935,419)  $ (91,309,431)  $(148,966,575)

CLASS C
Shares sold            4,489,582     3,571,988   $  34,077,964   $  26,694,306
Shares issued in
  reinvestment of
  dividends and
  distributions          651,004       544,818       4,904,415       4,070,889
Shares redeemed       (5,630,703)  (10,605,329)    (42,410,677)    (79,575,230)
Net decrease            (490,117)   (6,488,523)  $  (3,428,298)  $ (48,810,035)


11



FINANCIAL HIGHLIGHTS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .54(a)       .57(a)       .58          .64          .65
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .72          .47          .14          .77         (.15)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)        (.57)        (.58)        (.65)        (.65)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.56)        (.58)        (.58)        (.65)        (.65)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on
  net asset value (b)                          10.02%        6.49%        1.74%       10.37%       (1.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $352,749     $354,782     $397,894     $463,660     $482,595
Ratio of expenses to average net assets         1.06%        1.02%        1.01%        1.01%        1.02%
Ratio of net investment income to
  average net assets                            7.08%        7.66%        7.38%        8.27%        7.76%
Portfolio turnover rate                          153%         330%         334%         190%         188%


See footnote summary on page 14.


12



ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.84        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .13         (.80)
Net increase (decrease) in net asset
  value from operations                          .66          .42          .08          .71         (.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.84

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.20%        5.69%        1.01%        9.52%       (2.63)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $390,253     $471,889     $628,628     $774,097     $756,282
Ratio of expenses to average net assets         1.76%        1.73%        1.72%        1.72%        1.72%
Ratio of net investment income to
  average net assets                            6.37%        6.95%        6.67%        7.57%        7.04%
Portfolio turnover rate                          153%         330%         334%         190%         188%


See footnote summary on page 14.


13



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.41        $7.52        $7.96        $7.83        $8.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .48(a)       .52(a)       .52          .58          .59
Net realized and unrealized gain (loss)
  on investment transactions                     .18         (.10)        (.44)         .14         (.81)
Net increase (decrease) in net asset
  value from operations                          .66          .42          .08          .72         (.22)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.52)        (.52)        (.59)        (.59)
Tax return of capital                           (.02)        (.01)          -0-          -0-          -0-
Total dividends and distributions               (.50)        (.53)        (.52)        (.59)        (.59)
Net asset value, end of year                   $7.57        $7.41        $7.52        $7.96        $7.83

TOTAL RETURN
Total investment return based on net
  asset value (b)                               9.21%        5.69%        1.01%        9.67%       (2.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $114,392     $115,607     $166,075     $181,948     $231,859
Ratio of expenses to average net assets         1.76%        1.72%        1.71%        1.71%        1.70%
Ratio of net investment income to
  average net assets                            6.38%        6.96%        6.68%        7.59%        6.97%
Portfolio turnover rate                          153%         330%         334%         190%         188%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


14



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund U.S. Government Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund U.S. Government Portfolio at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 4, 1998


15

____________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

    Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits

    (a)   FINANCIAL STATEMENTS

          Included in each Prospectus:

          Financial Highlights

          Included in the Statement of Additional Information:

          Portfolios of Investments - June 30, 1998.
               -  Corporate Bond Portfolio
               -  U.S. Government Portfolio
          Statements of Assets and Liabilities -  June 30, 1998.
          Statements of Operations - year ended June 30, 1998.
          Statements of Changes in Net Assets - years ended
            June 30, 1998 and June 30, 1997.
          Notes to Financial Statements - June 30, 1998.
          Financial Highlights.
          Report of Independent Auditors.

          Included in Part C of the Registration Statement:

          All other schedules are either inapplicable, or the required information is contained in the financial statements.

    (b)   EXHIBITS:

    (1)   (a)  Articles of Incorporation of the Registrant -
               Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File
               Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (b) Articles of Amendment of the Articles of Incorporation of the Registrant dated December 15,
               1989 and filed December 19, 1989 - Filed herewith.

          (c) Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed August 28, 1991 - Incorporated by reference to
               Exhibit 1(b) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (d) Articles Supplementary to the Articles of Incorporation of the Registrant dated March 25, 1992 and filed March 26, 1992 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (e) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 27,
               1992 and filed November 2, 1992 - Filed herewith.

          (f)  Articles Supplementary to the Articles of
               Incorporation of the Registrant dated December 30,
               1992 and filed December 31, 1992 - Filed herewith.

          (g) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 7, 1993 and filed January 8, 1993 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (h)  Articles Supplementary to the Articles of
               Incorporation of the Registrant dated April 29,
               1993 and filed April 30, 1993 - Filed herewith.

          (i) Articles Supplementary to the Articles of Incorporation of the Registrant dated
               September 30, 1996 and filed October 2, 1996 -Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

          (j)  Articles Supplementary to the Articles of
               Incorporation of the Registrant dated March 31,
               1998 and filed April 6, 1998 - Filed herewith.

    (2) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 65 of the
          Registrant's Registration Statement on Form N-1A (File

          Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

    (3)   Not applicable.

    (4)   Not applicable.

    (5) Investment Advisory Contract between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
          No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

    (6)   (a)  Distribution Services Agreement between the
               Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference as Exhibit 6(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File
               Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (b) Amendment to the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference as
               Exhibit 6(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1996.

          (c) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference as Exhibit 6(c) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (d) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference as Exhibit 6(d) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

    (7)   Not applicable.

    (8)   (a)  Custodian Contract between the Registrant and
               State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission with the Securities and Exchange Commission on October 31, 1997.

          (b) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust
               Company - Incorporated by reference to
               Exhibit 8(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

     (9) Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

    (10) Opinion and Consent of Seward & Kissel - Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 63 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on September 5, 1996.

    (11)  Consent of Independent Auditors - Filed herewith.

    (12)  Not applicable.

    (13)  Not applicable.

    (14)  Not applicable.

    (15)  (a)  Rule 12b-1 Plan - See Exhibit 6(a) above.

          (b)  Amended Rule 12b-1 Plan - See Exhibit 6(b) above.

    (16)  Not applicable.

    (17)  Financial Data Schedule - Filed herewith.

    (18) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

    Other Exhibits:

          Powers of Attorney of Ruth S. Block, John D. Carifa,
          David H. Dievler, John H. Dobkin, William H. Foulk,
          Jr., James M. Hester, Clifford L. Michel and Donald J.
          Robinson  - Filed herewith.

ITEM 25.  Persons Controlled by or under Common Control with
          Registrant.

          None.

ITEM 26.  Number of Holders of Securities.

          Not applicable.

ITEM 27.  Indemnification.

          It is the Registrants policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrants Articles of Incorporation as set forth below and Section 10(a) of the Distribution Services Agreement filed as Exhibit 6 as set forth below.

          The liability of the Registrants directors and officers is dealt with in Article SEVENTH, Section (f) of Registrants Articles of Incorporation, as set forth below. The Investment Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit 5 as set forth below.

          SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW
          READS AS FOLLOWS:

                    2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
               EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                    (1)  "Directors" means any person who is or
               was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2)  "Corporation" includes any domestic or
               foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                    (3)  "Expenses" include attorneys fees.

                    (4)  "Official capacity" means the following

                         (i)  When used with respect to a
               director, the office of director in the
               corporation; and

                         (ii)  When used with respect to a person
               other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                         (iii)  "Official capacity" does not
               include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5)  "Party" includes a person who was, is,
               or is threatened to be made a named defendant or respondent in a proceeding.

                    (6)  "Proceeding" means any threatened,
               pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1)  A corporation may indemnify any
               director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i)   The act or omission of the director was
               material to the cause of action adjudicated in the proceeding; and

                    1.  Was committed in bad faith; or

                    2.  Was the result of active and deliberate
               dishonesty; or

                    (ii)  The director actually received an
               improper personal benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding,
               the director had reasonable cause to believe that the act or omission was unlawful.

                    (2)(i) Indemnification may be against
               judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii)  However, if the proceeding was one by
               or in the right of the corporation,
               indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3)(i)  The termination of any proceeding by
               judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                         (ii)  The termination of any proceeding
               by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (c)  A director may not be indemnified under
               subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d)  Unless limited by the charter:

                    (1)  A director who has been successful, on
               the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                         (i)  If it determines a director is
               entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                         (ii) If it determines that the director
               is fairly and reasonably entitled to
               indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
               (b) of this section or has been adjudged liable under the circumstances described in subsection
               (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3)  A court of appropriate jurisdiction may
               be the same court in which the proceeding involving the directors liability took place.

                    (e)(1) Indemnification under subsection (b)
               of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2)  Such determination shall be made:

                         (i)  By the board of directors by a
               majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                         (ii) By special legal counsel selected
               by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                         (iii) By the stockholders.

                    (3)  Authorization of indemnification and
               determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                    (f)(1) Reasonable expenses incurred by a
               director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                         (i)  A written affirmation by the
               director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                         (ii)  A written undertaking by or on
               behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2)  The undertaking required by subparagraph
               (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3)  Payments under this subsection shall be
               made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                    (g)  The indemnification and advancement of
               expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h)  This section does not limit the
               corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i)  For purposes of this section:

                    (1)  The corporation shall be deemed to have
               requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3)  Action taken or omitted by the director
               with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j)  Unless limited by the charter:

                    (1)  An officer of the corporation shall be
               indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2)  A corporation may indemnify and advance
               expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3)  A corporation, in addition, may
               indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k)(1) A corporation may purchase and
               maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                     (2)   A corporation may provide similar
               protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                     (3)   The insurance or similar protection
               may be provided by a subsidiary or an affiliate of the corporation.

                     (l)   Any indemnification of, or advance of
               expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

ARTICLE EIGHTH OF THE REGISTRANTS ARTICLES OF INCORPORATION READS
AS FOLLOWS:

          EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

Section 10(a) of the Distribution Services Agreement reads as follows:

          Section 10. Indemnification.

               (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect form time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Article SEVENTH, Section (f) of the Registrant's Articles of
Incorporation reads as follows:

               (f)  Specifically and without limitation of
          subsection (e) of this Article Seventh but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, and may otherwise do business, with Alliance Capital Management Corporation, and any parent, subsidiary or affiliate of such firm or any affiliate of any such affiliate, or the stockholders, directors, officers and employees thereof, and may deal freely with one another notwithstanding that the Board of Directors of the Corporation may be composed in part of directors, officers or employees of such firm and/or its parents, subsidiaries or affiliates shall be invalidated or in any way affected thereby, nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him under or by reason of such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time at which it was entered into.

Section 4 of the Investment Advisory Contract reads as follows:

               4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330
          (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by

          Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Investment Adviser.

ITEM 28.  Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.  Principal Underwriters.

               (a)  Alliance Fund Distributors, Inc., the
          Registrants Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

               AFD Exchange Reserves
               Alliance All-Asia Investment Fund, Inc.
               Alliance Balanced Shares, Inc.
               Alliance Capital Reserves
               Alliance Global Dollar Government Fund, Inc.
               Alliance Global Environment Fund, Inc.
               Alliance Global Small Cap Fund, Inc.
               Alliance Global Strategic Income Trust, Inc.
               Alliance Government Reserves
               Alliance Greater China 97 Fund, Inc.
               Alliance Growth and Income Fund, Inc.
               Alliance High Yield Fund, Inc.
               Alliance International Fund
               Alliance International Premier Growth Fund, Inc. Alliance Institutional Reserves, Inc.
               Alliance Institutional Funds, Inc.
               Alliance Limited Maturity Government Fund, Inc.

               Alliance Money Market Fund
               Alliance Mortgage Securities Income Fund,
               Alliance Multi-Market Strategy Trust, Inc.
               Alliance Municipal Income Fund, Inc.
               Alliance Municipal Income Fund II
               Alliance Municipal Trust
               Alliance New Europe Fund, Inc.
               Alliance North American Government Income Trust,
                 Inc.
               Alliance Premier Growth Fund, Inc.
               Alliance Quasar Fund, Inc.
               Alliance Real Estate Investment Fund, Inc.
               Alliance Select Investor Series, Inc.
               Alliance Technology Fund, Inc.
               Alliance Utility Income Fund, Inc.
               Alliance Variable Products Series Fund, Inc.
               Alliance Worldwide Privatization Fund, Inc.
               The Alliance Fund, Inc.
               The Alliance Portfolios

               (b) The following are the Directors and officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                          POSITIONS AND            POSITIONS AND
                          OFFICES WITH             OFFICES WITH
NAME                      UNDERWRITER              REGISTRANT

Michael J. Laughlin       Director & Chairman

John D. Carifa            Director

Robert L. Errico          Director & President

Geoffrey L. Hyde          Director & Senior
                          Vice President

Dave H. Williams          Director

David C. Conine           Executive Vice President

Richard K. Saccullo       Executive Vice President

Edmund P. Bergan, Jr.     Senior Vice President,
                            General Counsel
                            & Secretary

Richard A. Davies         Senior Vice President,
                            Managing Director

Robert H. Joseph, Jr.     Senior Vice President
                            & Chief Financial
                            Officer

Anne S. Drennan           Senior Vice President
                            & Treasurer

Karen J. Bullot           Senior Vice President

James S. Comforti         Senior Vice President

James L. Cronin           Senior Vice President

Daniel J. Dart            Senior Vice President

Byron M. Davis            Senior Vice President

Mark J. Dunbar            Senior Vice President

Donald N. Fritts          Senior Vice President

Bradley F. Hanson         Senior Vice President

Richard E. Khaleel        Senior Vice President

Stephen R. Laut           Senior Vice President

Susan L. Matteson-King    Senior Vice President

Daniel D. McGinley        Senior Vice President

Ryne A. Nishimi           Senior Vice President

Antonios G. Poleondakis   Senior Vice President

Robert E. Powers          Senior Vice President

Raymond S. Sclafani       Senior Vice President

Gregory K. Shannahan      Senior Vice President

Joseph F. Sumanski        Senior Vice President

Peter J. Szabo            Senior Vice President

Nicholas K. Willett       Senior Vice President

Richard A. Winge          Senior Vice President

Gerard J. Friscia         Vice President &
                          Controller

Jamie A. Atkinson         Vice President

Benji A. Baer             Vice President

Kenneth F. Barkoff        Vice President

Casimir F. Bolanowski     Vice President

Michael E. Brannan        Vice President

Timothy W. Call           Vice President

Kevin T. Cannon           Vice President

John R. Carl              Vice President

William W. Collins, Jr.   Vice President

Leo H. Cook               Vice President

Richard W. Dabney         Vice President

Stephen J. Demetrovits    Vice President

John F. Dolan             Vice President

John C. Endahl            Vice President

Sohaila S. Farsheed       Vice President

Shawn C. Gage             Vice President

Andrew L. Gangolf         Vice President,
                          Assistant General
                          Counsel & Assistant
                          Secretary

Mark D. Gersten           Vice President,
                          Treasurer &
                          Chief Financial
                          Officer

Joseph W. Gibson          Vice President

John Grambone             Vice President

George C. Grant           Vice President

Charles M. Greenberg      Vice President

Alan Halfenger            Vice President

William B. Hanigan        Vice President

Scott F. Heyer            Vice President

George R. Hrabovsky       Vice President

Valerie J. Hugo           Vice President

Scott Hutton              Vice President

Richard D. Keppler        Vice President

Gwen M. Kessler           Vice President

Donna M. Lamback          Vice President

Henry Michael Lesmeister  Vice President

James M. Liptrot          Vice President

James P. Luisi            Vice President

Jerry W. Lynn             Vice President

Christopher J. MacDonald  Vice President

Michael F. Mahoney        Vice President

Shawn P. McClain          Vice President

Jeffrey P. Mellas         Vice President

Thomas F. Monnerat        Vice President

Christopher W. Moore      Vice President

Timothy S. Mulloy         Vice President

Joanna D. Murray          Vice President

Nicole Nolan-Koester      Vice President

John C. O'Connell         Vice President

John J. O'Connor          Vice President

James J. Posch            Vice President

Domenick Pugliese         Vice President,
                          Assistant General
                          Counsel & Assistant
                          Secretary

Bruce W. Reitz            Vice President

Karen C. Satterberg       Vice President

John P. Schmidt           Vice President

Robert C. Schultz         Vice President

Richard J. Sidell         Vice President

Teris A. Sinclair         Vice President

Scott C. Sipple           Vice President

Elizabeth M. Smith        Vice President

Martine H. Stansbery, Jr. Vice President

Andrew D. Strauss         Vice President

Michael J. Tobin          Vice President

Joseph T. Tocyloski       Vice President

Thomas J. Vaughn          Vice President

Martha D. Volcker         Vice President

Patricia E. Walsh         Vice President

Mark E. Westmorland       Vice President

William C. White          Vice President

David E. Willis           Vice President

Emilie D. Wrapp           Vice President,
                          Assistant General
                          Counsel & Assistant
                          Secretary

Patrick Look              Assistant Vice
                          President &
                          Assistant Treasurer

Michael W. Alexander      Assistant Vice
                          President

Richard J. Appalucio      Assistant Vice
                          President

Charles M. Barrett        Assistant Vice
                          President

Robert F. Brendli         Assistant Vice
                          President

Maria L. Carreras         Assistant Vice President

John P. Chase             Assistant Vice President

Russell R. Corby          Assistant Vice President

Jean A. Cronin            Assistant Vice President

John W. Cronin            Assistant Vice President

Terri J. Daly             Assistant Vice President

Ralph A. DiMeglio         Assistant Vice President

Faith C. Deutsch          Assistant Vice President

John E. English           Assistant Vice President

Duff C. Ferguson          Assistant Vice President

James J. Hill             Assistant Vice President

Theresa Iosca             Assistant Vice President

Erik A. Jorgensen         Assistant Vice President

 Eric G. Kalender         Assistant Vice President

Edward W. Kelly           Assistant Vice President

Michael Laino             Assistant Vice President

Nicholas J. Lapi          Assistant Vice President

Kristine J. Luisi         Assistant Vice President

Kathryn Austin Masters    Assistant Vice President

Richard F. Meier          Assistant Vice President

Mary K. Moore             Assistant Vice President

Richard J. Olszewski      Assistant Vice President

Catherine N. Peterson     Assistant Vice President

Rizwan A. Raja            Assistant Vice President

Carol H. Rappa            Assistant Vice President

Clara Sierra              Assistant Vice President

Gayle S. Stamer           Assistant Vice President

Eileen Stauber            Assistant Vice President

Vincent T. Strangio       Assistant Vice President

Marie R. Vogel            Assistant Vice President

Wesley S. Williams        Assistant Vice President

Matthew Witschel          Assistant Vice President

Christopher J. Zingaro    Assistant Vice President

Mark R. Manley            Assistant Secretary


ITEM 30.  Location of Accounts and Records.

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31.  Management Services.

    Not applicable.

ITEM 32.  Undertakings.

    The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrants latest report to shareholders, upon request and without charge.

    The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 29th day of October, 1998.

                                  ALLIANCE BOND FUND, INC.


                                  By /s/ John D. Carifa
                                  ___________________________
                                         John D. Carifa
                                         Chairman



         Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   Signature                    Title            Date

1) Principal
   Executive Officer

   /s/ John D. Carifa           Chairman and
   ________________________     President        October 29, 1998
       John D. Carifa

2) Principal Financial
   and Accounting Officer

   /s/ Mark D. Gersten          Treasurer and
   __________________________   Chief Financial
       Mark D. Gersten          Officer          October 29, 1998

3) All of the Directors

   Ruth Block
   John D. Carifa
   David H. Dievler
   John H. Dobkin
   William H. Foulk, Jr.
   James M. Hester
   Clifford L. Michel
   Donald J. Robinson

   By /s/ Edmund P. Bergan, Jr.                  October 29, 1998
      _________________________
          Edmund P. Bergan, Jr.
          (Attorney-in-fact)

                        INDEX TO EXHIBITS


                                                      PAGE

    1(b) Articles of Amendment of the Articles of Incorporation

    1(e) Articles of Amendment of the Articles of Incorporation

    1(f)  Articles Supplementary to the Articles of
          Incorporation

    1(h)  Articles Supplementary to the Articles of
          Incorporation

    1(j)  Articles Supplementary to the Articles of
          Incorporation

    11    Consent of Independent Auditors

    17    Financial Data Schedule

          Powers of Attorney




























                              C-27
00250123.AS1